                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    XM Satellite Radio Holdings Inc.
                        --------------------------------------------------------
                            (Name of Registrant as Specified In Its Charter)

                        --------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

        ________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary proxy materials.

      __________________________________________________________________________


[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ________________________________________________________________________
    (2) Form, Schedule or Registration Statement no.:

        ________________________________________________________________________
    (3) Filing Party:

        ________________________________________________________________________
    (4) Date Filed:

        __________________________________________

                        XM SATELLITE RADIO HOLDINGS INC.
                           1500 Eckington Place, N.E.
                              Washington, DC 20002

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2002

                           --------------------------


To our stockholders:

     On behalf of the Board of Directors of XM Satellite Radio Holdings Inc., it is my pleasure to invite you to the Company's 2002 annual meeting of stockholders. The annual meeting will be held on May 23, 2002, at 9:00 a.m., local time, at the Hilton Washington Embassy Row, 2015 Massachusetts Avenue, N.W., Washington, D.C. 20036. The annual meeting has been called for the following purposes:

     1. to consider and vote upon a proposal to elect eight directors of XM Satellite Radio Holdings Inc.;

     2. to consider and vote upon certain anti-takeover amendments to the Restated Certificate of Incorporation, which would have the effect of:
          (a) electing to be governed by Section 203 of the Delaware General Corporation Law; and (b) requiring the unanimous written consent of the stockholders to take corporate action;

     3. to consider and vote upon an amendment to the Restated Certificate of Incorporation to provide that any amendments to the Restated Certificate of Incorporation relating solely to the terms of any outstanding series of preferred stock would require the approval only of the holders of the series of preferred stock affected by such amendments;

     4. to consider and vote upon an amendment to the Restated Certificate of Incorporation to adjust the number of authorized shares of Class A common stock and Class C common stock and eliminate the Class B common stock;

     5. to consider and vote upon an amendment to the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan to increase the number of shares of Class A common stock that may be issued under the plan;

     6. to ratify the Board of Directors' appointment of KPMG LLP as the independent public accountants of XM Satellite Radio Holdings Inc. for the 2002 fiscal year; and

     7. to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 5, 2002 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,


                                          Gary M. Parsons
                                          Chairman of the Board of Directors

Dated: April 18, 2002

--------------------------------------------------------------------------------
 YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                        XM SATELLITE RADIO HOLDINGS INC.
                           1500 Eckington Place, N.E.
                              Washington, DC 20002

                         Annual Meeting of Stockholders
                                  May 23, 2002

                             _______________________

                                 PROXY STATEMENT

                             _______________________

                               GENERAL INFORMATION

Proxy Solicitation

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of XM Satellite Radio Holdings Inc. for use at our 2002 annual meeting of stockholders to be held on May 23, 2002, at 9:00 a.m., local time, at the Hilton Washington Embassy Row, 2015 Massachusetts Avenue, N.W., Washington, D.C. 20036. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

     We will pay the cost of all proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of XM Satellite Radio may solicit proxies by personal interview, telephone, facsimile and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. We may also make arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. We will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

     This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about April 18, 2002.

Voting and Revocability of Proxies

     A proxy for use at the annual meeting and a return envelope are enclosed. Shares of XM Satellite Radio Holdings Inc.'s common stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the annual meeting according to the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted "FOR" approval of each proposal considered at the annual meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. We are not aware of any other matters that are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

     A stockholder who has given a proxy may revoke it at any time before its exercise at the annual meeting by (1) giving written notice of revocation to our Secretary, (2) properly submitting to us a duly executed proxy bearing a later date or (3) voting in person at the annual meeting. Unless revoked, the shares represented by each such proxy will be voted at the meeting and any adjournment or postponement of the meeting. Presence at the meeting of a stockholder who has signed a proxy but does not provide a notice of revocation or request to vote in person does not revoke that proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: XM Satellite Radio Holdings Inc., 1500 Eckington Place, N.E., Washington, DC 20002, Attention: Secretary.

Voting Procedure

     All holders of record of our Class A common stock and Series C preferred stock at the close of business on April 5, 2002 will be eligible to vote at the annual meeting. Each holder of our Class A common stock is entitled to one vote for each proposal at the annual meeting for each share of Class A common stock held by such stockholder and each holder of our Series C preferred stock is entitled to 54.03 votes for each proposal at the annual meeting for each share of Series C preferred stock held by such stockholder. As of March 31, 2002, there were 75,317,756 shares of Class A common stock and 220,869 shares of Series C preferred stock outstanding.

     The holders of a majority of the voting rights of the shares of Class A common stock and Series C preferred stock issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum at the annual meeting. A quorum must exist for the Company's stockholders to vote on the proposals set forth in this proxy statement. Abstentions and any broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

     The affirmative vote of a plurality of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to elect directors (Proposal 1). The affirmative vote of a majority of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve all amendments to the Restated Certificate of Incorporation, to approve the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan, as amended, and to ratify the appointment of our independent public accountants for fiscal year 2002 (Proposals 2, 3, 4, 5 and 6). In addition, the affirmative vote of a majority of the voting rights of the shares of Class A common stock present or represented by Proxy at the Annual Meeting is required to approve the amendments to the Restated Certificate of Incorporation represented by Proposals 3 and 4, and the affirmative vote of 60% of the voting rights of the shares of Series C preferred stock is required to approve all amendments to the Restated Certificate of Incorporation (Proposals 2, 3 and 4).

     Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether or not a quorum is present. Votes may be cast for, against or as abstentions. Abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposals to approve the amendments to the Restated Certificate of Incorporation, the proposal to approve an amendment to the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan and the proposal to ratify the Board of Directors' appointment of KPMG LLP as the Company's independent public accountants for the 2002 fiscal year (Proposals 2, 3, 4, 5 and 6), but will not affect the proposal for election of directors (Proposal 1).

      Broker-dealers who hold their customers' shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker-dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which under such rules, typically include the election of directors and ratification of auditors, and in some cases amendment of stock plans. Broker-dealers may not vote such shares on other matters without specific instructions from the customers who beneficially own such shares. Proxies signed and submitted by broker-dealers that have not been voted on matters described in the previous sentence are referred to as broker non-votes. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matters and, assuming the presence of a quorum, will not affect any of the proposals.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF
                THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Board of Directors recommends the election as directors of the eight nominees listed below. The eight nominees, if elected, will hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the nominees is an incumbent director.

     It is intended that shares represented by Proxies in the accompanying form will be voted "FOR" the election of the nominees named below unless a contrary direction is indicated. If at the time of the 2002 Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for director, indicating all positions and offices with the Company currently held by the director.

Name                                    Age  Position
----                                    ---  --------
Gary M. Parsons ......................  51   Chairman of the Board of Directors

Hugh Panero ..........................  46   President, Chief Executive Officer
                                             and Member, Board of Directors

Nathaniel A. Davis(1) ................  48   Member, Board of Directors

Thomas J. Donohue(2) .................  63   Member, Board of Directors

Chester A. Huber, Jr. ................  47   Member, Board of Directors

Randall T. Mays(1)(2) ................  36   Member, Board of Directors

Pierce J. Roberts, Jr.(1) ............  55   Member, Board of Directors

Jack Shaw(2) .........................  63   Member, Board of Directors
_____
(1)  Member of the audit committee.
(2)  Member of the compensation committee.

     Set forth below are descriptions of the backgrounds and principal occupations of each of the Company's directors, and the period during which he has served as a director.

     Gary M. Parsons has served as our Chairman of the Board of Directors since May 1997. Mr. Parsons is Chairman of the Board of Directors of Motient Corporation, a position he has held since March 1998. He also serves on the board of Sorrento Networks Corporation. Mr. Parsons joined Motient in July 1996 and has also served as its Chief Executive Officer and President. Previously, Mr. Parsons was with MCI Communications Corporation where he served in a variety of roles from 1990 to 1996, including most recently as Executive Vice President of MCI Communications, and as Chief Executive Officer of MCI's subsidiary MCImetro, Inc. From 1984 to 1990, Mr. Parsons was one of the principals of Telecom*USA, which was acquired by MCI. Prior to the recruitment of Hugh Panero, Mr. Parsons served as our Chief Executive Officer.

     Hugh Panero has served as a member of our Board of Directors and as President and Chief Executive Officer since June 1998. Mr. Panero has over 16 years experience building and managing entertainment distribution services. Most recently, from 1993 to 1998, Mr. Panero served as President and Chief Executive Officer of Request TV, a national pay-per-view network owned by Liberty Media and Twentieth Century Fox. Prior to his employment with Request

TV, Mr. Panero spent ten years with Time Warner Cable where he was part of the team that built the cable systems serving parts of Queens and Brooklyn, New York. Mr. Panero held various positions with Time Warner Cable, including Vice President, Marketing.

     Nathaniel A. Davis has served as a member of our Board of Directors since October 1999. Mr. Davis is President and Chief Operating Officer and a member of the board of directors of XO Communications Inc., formerly Nextlink Communications Inc. From October 1998 to December 1999, he was Executive Vice President of Nextel Communications where he had responsibility for the technical and engineering operations of Nextel's nationwide switching and wireless communications network, billing and information technology systems. From August 1986 through September 1998, Mr. Davis served in a variety of senior engineering and finance roles at MCI, most recently as Senior Vice President and Chief Financial Officer of MCI Telecommunications. Mr. Davis serves on the board of directors of Mutual of America Capital Management Corporation.

     Thomas J. Donohue has served as a member of our Board of Directors since October 1999. Mr. Donohue is President and Chief Executive Officer of the U.S. Chamber of Commerce, the world's largest business federation, and has been active in national policy and non-profit operations for 30 years. From July 1984 through September 1997, Mr. Donohue served as President and Chief Executive Officer of the American Trucking Association. He serves on the board of directors of Qwest Communications International, Union Pacific Corporation, Sunrise Assisted Living Corporation, Marymount University and the Hudson Institute.

     Chester A. Huber, Jr. has served as a member of our Board of Directors since January 2002. Mr. Huber was named President of OnStar Corporation in December 1999 and was general manager of the OnStar Division of General Motors Corporation from June 1995 until December 1999. He has held a variety of engineering, operations and marketing roles in his 27-year career with General Motors, including general director of Aftermarket Parts and Services, and general director of Sales, Marketing and Product Support for the Electro-Motive Division. Mr. Huber also serves on the board of directors of General Magic, Inc.

     Randall T. Mays has served as a member of our Board of Directors since July 1999. Mr. Mays is the Executive Vice President and Chief Financial Officer of Clear Channel Communications. Mr. Mays has been associated with Clear Channel since 1993 when he was elected Vice President and Treasurer. Mr. Mays also serves on the board of directors of Clear Channel Communications and CNET Networks.

     Pierce J. Roberts, Jr. has served as a member of our Board of Directors since August 2000. Mr. Roberts has been Managing Director of AEA Investors since September 1999. Previously, he was with Bear Stearns from 1993 to 1998 where he was the head of the Telecom investment banking group. Prior to that, he was Managing Director at The Blackstone Group, Vice President-Corporate Development at BellSouth Corporation, and founder of his own corporate development business.

     Jack Shaw has served as a member of our Board of Directors since May 1997. Mr. Shaw is Chief Executive Officer of Hughes Electronics Corporation and served as Chief Executive Officer and Chairman of Hughes Network Systems, Inc. from 1987 and 1988, respectively, through January 2000. Mr. Shaw is a member of the Hughes Electronics Corporation Executive Committee and board of directors. Previously, Mr. Shaw held senior management positions with companies including ITT Space Communications, Inc., Digital Communications Corporation and M/A-Com Telecommunications, Inc., which was acquired by Hughes Electronics Corporation in 1987.

Provisions of Shareholders' Agreement Governing the Board of Directors

      We have entered into a shareholders' agreement with the former holders of our Series A subordinated convertible notes and the holders of our Series C preferred stock, which is further described below under "Security Ownership--Shareholders' Agreement." Pursuant to the shareholders' agreement, our Board of Directors includes members selected by each of General Motors (or DIRECTV, as they may agree), Clear Channel and AEA Investors, one who is our President and Chief Executive Officer, and two independent directors of recognized industry experience and stature. Mr. Panero is our President and Chief Executive Officer; Mr. Huber is the director nominee selected by General Motors; Mr. Mays is the director nominee selected by Clear Channel; and Mr. Roberts is the director nominee selected by AEA Investors. Messrs. Davis and Donohue are the independent director nominees. General Motors (or DIRECTV, as they may agree), Clear Channel, American Honda, Columbia Capital and Madison Dearborn Partners have observation rights at meetings of the Board of Directors. Telcom Ventures has a right to appoint a director nominee and previously had exercised that right to designate Dr. Rajendra Singh. Dr. Singh has decided not to accept his nomination to the Board of Directors. As provided in the shareholders' agreement, these board and observation rights are subject to these entities maintaining their original investment or certain minimum share percentages in our company. The shareholders' agreement will terminate upon unanimous consent of the parties, the bankruptcy of our company or at such time as only one shareholder remains a party to the agreement.

Approval of Proposal

      The affirmative vote of a plurality of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to elect directors.

            The Board of Directors recommends a vote FOR Proposal 1.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning our executive officers. Officers are elected by and serve at the discretion of our Board of Directors.

Name                     Age        Position(1)
----                     ---        --------
Stephen Cook ........... 46 Executive Vice President, Sales, Marketing and
                            Customer Operations
Steven P. Gavenas ...... 46 Executive Vice President, Programming
Stelios Patsiokas ...... 49 Executive Vice President, Engineering and Technology
Joseph M. Titlebaum .... 39 Senior Vice President, General Counsel and Secretary
_________

(1) Heinz Stubblefield served as our Senior Vice President, Chief Financial Officer until April 2002.

     Set forth below are descriptions of the backgrounds of each of our executive officers, other than Messrs. Parsons and Panero, whose positions and backgrounds are described above.

     Stephen Cook has served as our Senior Vice President, Sales and Marketing since February 1999 and was promoted to Executive Vice President, Sales, Marketing and Customer Operations in January 2002. Previously, Mr. Cook was Chief Operating Officer for Conxus Communications, where he successfully launched its portable voice messaging product, Pocketalk, in the top 12 United States markets. From 1990 to 1997, Mr. Cook held key management positions with GTE's cellular operations, including VP of Marketing and President of the Southeast region. Prior to that time, Mr. Cook also spent five years in brand management with Procter & Gamble and has more than 15 years of experience with launching and marketing new consumer products.

     Steven P. Gavenas has served as our Senior Vice President, New Business Development since December 1999 and was promoted to Executive Vice President, Programming in January 2002. Previously, from June 1996 to November 1999, Mr. Gavenas held several positions in WorldSpace International, including VP of Marketing, EVP Corporate Strategy and EVP Commercial Operations. Before joining WorldSpace, from September 1989 to May 1996 Mr. Gavenas was a management consultant with McKinsey and Company, Inc., an international strategy consulting firm.

     Stelios Patsiokas has served as our Senior Vice President, Technology since October 1998 and was promoted to Executive Vice President, Engineering and Technology in January 2002. Previously, Dr. Patsiokas was with Motorola, Inc., where he served in a variety of consumer electronics design and development roles since 1979. Since 1996, Dr. Patsiokas was Director of Product Development, for Motorola's Messaging Systems Product Group, where he was involved with developing the PageWriterTM 2000 two-way messaging device. Dr. Patsiokas holds over 24 United States patents.

     Joseph M. Titlebaum has served as our Senior Vice President, General Counsel and Secretary since September 1998. From 1990 to 1998, Mr. Titlebaum was an attorney with the law firm of Cleary, Gottlieb, Steen & Hamilton. With a specialty in telecommunications ventures, Mr. Titlebaum has expertise in structuring, negotiating and implementing corporate finance and mergers and acquisitions transactions.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS

     The information presented under "Principal Stockholders" and "Security Ownership of Directors and Executive Officers" below regarding beneficial ownership of the common stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right.

     As of March 31, 2002, there were 75,317,756 shares of Class A common stock outstanding.

Principal Stockholders

     The following table presents, as of March 31, 2002, information based upon our records and filings with the SEC regarding each person, other than our directors and executive officers, known to us to be the beneficial owner of more than 5% of our Class A common stock:


                                                        Number of Class A Shares        Percentage of
                                                           Beneficially Owned       Total Class A Shares
                                                       ------------------------  ----------------------------
Beneficial Owners of More Than 5%:
General Motors Corporation .........................         19,295,198(1)                     22.1%
100 Renaissance Center
3031 West Grand Boulevard
PO Box 100
Detroit, MI 48265-1000

Hughes Electronics Corporation .....................         13,741,946(2)                     16.8%
200 N. Sepulveda Boulevard
El Segundo, CA 90245

Oppenheimer ........................................          9,632,300                        12.8%
498 Seventh Avenue
New York, NY 10153

Clear Channel Investments, Inc. ....................          8,329,877                        11.1%
200 Concord Plaza, Suite 600
San Antonio, TX 78216

DIRECTV Enterprises, Inc. ..........................          6,633,762(3)                      8.1%
2230 E. Imperial Highway
El Segundo, CA 90245

Rare Medium Group, Inc. ............................          5,000,000                         6.6%
565 Fifth Avenue, 29/th/ Floor
New York, NY

Madison Dearborn Capital Partners III, L.P. ........          4,855,988(4)                      6.2%
Madison Dearborn Special Equity III, L.P.
Special Advisors Fund I, LLC
3 First National Plaza, Suite 3800
Chicago, IL 60602

_______________

(1) Includes 10,786,504 shares issuable upon conversion of Series A convertible preferred stock, 5,393,252 of which are owned by DIRECTV and 1,080,510 shares issuable upon conversion of Series C convertible preferred stock and accrued dividends owned by DIRECTV and 7,108,184 shares owned by Hughes Electronics. General Motors and Hughes Electronics recently announced the signing of definitive agreements that provide for the spin-off of Hughes Electronics and its unit DIRECTV from General Motors and the merger of Hughes Electronics with Echostar Communications.

(2) Includes 5,393,252 shares issuable upon conversion of Series A convertible preferred stock and 1,080,510 shares issuable upon conversion of Series C convertible preferred stock and accrued dividends, all of which are owned by DIRECTV.

(3) Includes 5,393,252 shares issuable upon conversion of Series A convertible preferred stock and 1,080,510 shares issuable upon conversion of Series C convertible preferred stock and accrued dividends.

(4) Includes 2,701,277 shares issuable upon conversion of Series C convertible preferred stock and accrued interest, of which Madison Dearborn Capital Partners III, L.P. owns 2,642,605 shares and Madison Dearborn Special Equity III, L.P. owns 58,672 shares.

Security Ownership of Directors and Executive Officers

     The following table presents, as of March 31, 2002, information regarding the beneficial ownership of Class A common stock by each of our directors and executive officers named in the summary compensation table under the "Executive Compensation" section of this report and all of our directors and executive officers as a group:

                                                                      Number of Class A Shares        Percentage of
                                                                             Beneficially             Total Class A
Name                                                                             Owned                   Shares
----                                                                  --------------------------   ---------------------
Directors and Named Executive Officers

Gary M. Parsons ...................................................              309,606(1)                  *
Hugh Panero .......................................................              389,630(2)                  *
Randall T. Mays ...................................................               46,757                     *
Chester A. Huber, Jr. .............................................                   --                     *
Jack Shaw .........................................................               26,757                     *
Rajendra Singh ....................................................               46,757(3)                  *
Nathaniel Davis ...................................................               46,757                     *
Thomas R. Donohue .................................................               46,757                     *
Pierce J. Roberts, Jr. ............................................               63,751(4)                  *
Steve Gavenas .....................................................               57,818(5)                  *
Stephen Cook ......................................................              119,139(6)                  *
Stelios Patsiokas .................................................              124,396(7)                  *
All directors and executive officers as a group (14 persons).......            1,484,446(8)                1.9%
*    Less than 1%.

(1) Does not include 387,680 shares issuable upon exercise of options that are not exercisable within 60 days. A trust for the benefit of Mr. Parsons' minor children, of which Mr. Parsons' spouse is the trustee, has acquired a minority membership interest in each of Madison Dearborn Capital Partners III, L.P. and Madison Dearborn Special Equity III, L.P. and 16,179 shares. Mr. Parsons disclaims beneficial ownership of these interests.

(2) Does not include 433,333 shares issuable upon exercise of options that are not exercisable within 60 days.

(3) Rajendra Singh, a member of our board of directors, indirectly owns a controlling interest in Telcom-XM Investors, L.L.C. Dr. Singh disclaims beneficial ownership of the shares of Class A common stock beneficially owned by Telcom-XM Investors, L.L.C.

(4) Includes 2,500 shares issuable upon exercise of Series B convertible preferred stock. Mr. Roberts is affiliatedwith AEA XM Investors Inc., which is the general partner of each of XM Investors I LP, a Delaware limited partnership, and XM Investors II LP, a Delaware limited partnership, which each manage AEA XM Investors I

     LLC and AEA XM Investors II LLC, respectively. Mr. Roberts disclaims beneficial ownership of the shares of Class A common stock beneficially owned by each of AEA XM Investors I LLC and AEA XM Investors II LLC.

(5) Does not include 137,833 shares issuable upon exercise of options that are not exercisable within 60 days.

(6) Does not include 146,667 shares issuable upon exercise of options that are not exercisable within 60 days.

(7) Does not include 163,334 shares issuable upon exercise of options that are not exercisable within 60 days.

(8) Does not include 1,435,515 shares issuable upon exercise of options that are not exercisable within 60 days.

Shareholders' Agreement

      We have entered into a shareholders' agreement with certain of our primary investors, including the former holders of our Series A subordinated convertible notes and the holders of our Series C preferred stock, containing, among others, the provisions described below.

      The parties to the shareholders' agreement are entitled to designate directors to our Board of Directors and to observe meetings of the Board. These provisions are described above under the caption "Election of Directors--Provisions of Shareholders' Agreement Governing the Board of Directors." In addition, the parties have agreed to take all necessary actions to give effect to the agreement including to prevent any conflict between the agreement and our governing instruments.

      Motient Corporation, a party to the shareholders' agreement although no longer a stockholder of our company and no longer entitled to designate any directors, agreed not to compete with our company in the satellite radio business in the United States for a period expiring in November 2004.

      The shareholders' agreement will terminate upon unanimous consent of the parties, the bankruptcy of our company or at such time as only one shareholder remains a party to the agreement.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has the authority to manage our business and affairs. Our Restated Bylaws and applicable law permit the Board to establish committees from among its members and delegate authority to these committees for various purposes. In addition, the Bylaws provide that the Board must annually appoint officers to manage the affairs of our company on a day to day basis as set forth in the Bylaws or as otherwise directed by the Board. During the fiscal period ended December 31, 2001, there were a total of ten meetings held by the Board of Directors.

     In 2001, all director nominees other than Mr. Shaw attended 75% or more of all Board Meetings held during the period for which he had been a director and all meetings of the committees on which he served during the periods that he served.

     All members of the Board of Directors hold office until the next annual meeting of stockholders and the election and qualification of their successors.

Committees

     The Board of Directors has established compensation and audit committees. Each committee reports to the Board of Directors. The compensation committee, currently consisting of Messrs. Singh (who is not standing for re-election to the Board at the annual meeting), Shaw, Donohue and Mays, is responsible for determining and paying compensation, salaries, annual bonuses, stock option grants and benefits to officers, directors and employees. The audit committee, which consisted of Messrs. Davis and Roberts and Randy S. Segal (who is no longer a member of our Board of Directors) during 2001, reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters. The current members of the audit committee are Messrs. Davis, Mays and Roberts. These matters include the selection of our auditors and review of our accounting books, records and policies. During the fiscal year ended December 31, 2001, there were a total of four meetings of the Audit Committee and two meetings of the Compensation Committee. The reports of each of the Compensation Committee and the Audit Committee to the Board of Directors are contained herein.

     Under the NASD rule that requires the audit committee to be "comprised solely of independent directors," one member of the audit committee, Ms. Segal, did not meet the definition of "independent director" during the year ended December 31, 2001 because she was Senior Vice President, General Counsel and Secretary of our former stockholder, Motient Corporation, until May 2001. Because Ms. Segal was employed by an affiliate of our company, she was considered not independent under the NASD rule. However, our Board of Directors determined that Ms. Segal qualified under the exception to the rule because it was in the best interests of our company and our stockholders that Ms. Segal serve on the audit committee. Ms. Segal's combination of skills, expertise and familiarity with our company were not possessed by any other member of our board. Ms. Segal was with Motient at the time XM Satellite Radio Inc. was formed as a wholly owned subsidiary of Motient in December 1992 and thus was familiar with our company throughout its development. Ms. Segal has extensive experience as a general counsel of a public company and is familiar with the types of issues important to audit committees. Of the current members of the audit committee, Mr. Mays also may not meet the definition of "independent director" because he is Executive Vice President and Chief Financial Officer of Clear Channel Communications, an affiliate of our stockholder, Clear Channel Investments, which currently owns 11.1% of our stock on a beneficial ownership basis and is a party, in certain cases through its affiliates, to several agreements with us described below under the heading "Certain Relationships and Related Transactions." However, as in the case of Ms. Segal, our board of directors has determined that Mr. Mays would qualify under the exception to the NASD rule because it is in the best interests of our company and stockholders that Mr. Mays serve on the audit committee. Mr. Mays has been a member of our board since July 1999 and thus has been familiar with our company since prior to our initial public offering. Mr. Mays is the only one of our directors who serves as chief financial officer of a public company. This has given Mr. Mays a level of knowledge and a perspective regarding the types of issues important to audit committees not possessed by any other member of our Board.

Director Compensation

     Our independent directors (as determined under our shareholders' agreement) receive retainer fees of $2,500 per quarter. In addition, these independent directors receive $2,000 for every meeting attended in person and $500 for every meeting attended telephonically. Independent directors also receive $3,000 per year for each board committee on which they serve. In January 2001, we granted each non-employee director an immediately exercisable ten-year option to purchase 10,000 shares of our Class A common stock at $18.69 per share. Mr. Shaw elected to forego receipt of these options. In January 2002, we granted each non-employee director an immediately exercisable ten-year option to purchase 10,000 shares of our Class A common stock at $14.99 per share. Messrs. Huber and Shaw elected to forego receipt of these options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contract with Hughes

     Since February 2000, we have been a party to a contract with Hughes Electronics Corporation for the design, development and manufacture of the terrestrial repeaters, which supplements our high-powered satellite signals. Repeaters are available in accordance with our implementation plan. Payments under this contract are expected to be approximately $128.0 million. As of December 31, 2001, we had paid $95.8 million under this contract.

     The contract provides that we may reduce the number of repeaters ordered under the contract to a specified minimum order or terminate the terrestrial repeater contract altogether, in which case we are required to pay certain amounts to Hughes Electronics depending on the date of the reduction or termination and other factors. We have agreed to make certain incentive payments to Hughes Electronics for timely delivery of the terrestrial repeaters. In the event of late delivery of the terrestrial repeaters, we are entitled to specified liquidated damages. In certain events of default by Hughes Electronics, we may terminate the contract and would be entitled to have the work completed by a third party plus certain costs resulting from the termination.

Distribution Agreement with General Motors and OnStar

     Since June 1999, we have been a party to a long-term distribution agreement with the OnStar division of General Motors providing for the installation of XM radios in General Motors vehicles. During the term of the agreement, which expires 12 years from the commencement date of our commercial operations, General Motors has agreed to distribute our service to the exclusion of other satellite digital radio services that broadcast in the S-Band. General Motors will factory-install XM radios, purchased exclusively from our authorized manufacturers, in certain new General Motors vehicles and not install any radios which receive broadcasts by Sirius Radio, our primary competitor, as the only satellite radio service. We will have a non-exclusive right to arrange for the installation of XM radios included in OnStar systems in non-General Motors vehicles that are sold for use in the United States.

     We have agreed, for a nine-month period beginning on July 1, 2001, that General Motors shall be the exclusive vehicle manufacturer in whose new vehicles we will activate the XM Radio service. In addition, we have significant annual, fixed payment obligations to General Motors through 2004. These payments approximate $35 million in the aggregate during this period. Additional annual fixed payment obligations beyond 2004 range from less than $35 million to approximately $130 million through 2009, aggregating approximately $400 million. In order to encourage the broad installation of XM radios, we have agreed to subsidize a portion of the cost of XM radios, and to make incentive payments to General Motors when the owners of General Motors vehicles with installed XM radios become subscribers for the XM Radio service within 12 months of purchasing a General Motors vehicle equipped with an XM radio. We must also share with General Motors a percentage of the subscription revenue attributable to General Motors vehicles with installed XM radios. We will also make available to General Motors a limited amount of bandwidth for audio and/or data transmission by General Motors to owners of General Motors vehicles equipped with XM radios.

     This agreement is subject to renegotiation if four years after the commencement of commercial operations and at two-year intervals thereafter General Motors does not achieve and maintain specified installation levels, starting with

1.24 million units after four years and thereafter increasing by the lesser of 600,000 units per year and amounts proportionate to our share of the satellite digital radio market. There can be no assurance as to the outcome of any such renegotiations. General Motors' exclusivity obligations will discontinue if, four years after we commenced commercial operations and at two-year intervals thereafter, our mobile aftermarket share falls below 40% if there are two satellite radio providers in the United States, or below 33% if there are three satellite radio providers in the United States.

     In February 2000, we signed an agreement with Sirius Radio to develop a unified standard for satellite radios, which will facilitate the ability of consumers to purchase one radio capable of receiving both companies' services. In accordance with the terms of the agreement, we expect to work with General Motors to integrate the new standard under the terms of the distribution agreement with General Motors. The agreement with General Motors provides that if General Motors elects to install radios which are capable of receiving broadcasts from other satellite radio providers, in the absence of any regulatory requirements to do so, we may seek to renegotiate the distribution agreement. If the FCC requires the installation of interoperable radios, we will renegotiate the distribution agreement on mutually acceptable terms.

Engineering Contract with LCC International

     Since August 1999, we have been a party to a contract with LCC International for the engineering of and site preparation of our terrestrial repeater network. The repeater network supplements our high-powered satellite signals. This contract does not include the repeater hardware, which is supplied by a separate vendor. As of December 31, 2001, we had paid $109.9 million under this contract.

     The contract designates LCC International as the prime contractor for the implementation of our terrestrial repeater sites. Under this contract, LCC International will perform various services, including program management radio frequency engineering, site acquisition, architectural and engineering design, zoning, regulatory services, network management testing and certain construction and interim system maintenance.

     The design of our terrestrial repeater system was guided by a radio frequency analysis technique developed by LCC International. This technique uses analysis of the satellite footprint to discover areas likely to have impaired reception of XM Radio through technology similar to that used in certain cellular telephone systems.

     Dr. Rajendra Singh, currently a member of our Board of Directors and a member of the board of directors of LCC International, controls the largest shareholder of LCC International.

Clear Channel Agreements

     We have an advertising sales agreement with Premiere Radio Networks, an affiliate of Clear Channel Communications. Under this agreement, Premiere sells to advertisers time inventory owned by XM Radio for advertisements to be run on XM Radio channels. During the fiscal year ended December 31, 2001, we incurred $0.3 million under this contract.

     We have a sponsorship agreement with Clear Channel Entertainment, pursuant to which we are, with certain exceptions, the exclusive satellite radio advertiser at Clear Channel Entertainment events and venues. During the fiscal year ended December 31, 2001, we incurred $4.1 million under this contract.

     We have an additional agreement with Clear Channel Communications that is described below under the heading "Investor Operational Agreements."

Technology License Agreement with Motient

     Motient, formerly our controlling stockholder, has granted us a royalty-free license with respect to certain technology to be used in connection with the implementation of the XM Radio system, including, among other things, certain ground segment communications technology and antenna technology. We also have the right to sublicense this technology to any third party, including chipset manufacturers, terrestrial repeater manufacturers and receiver manufacturers in connection with the XM Radio system.

     Under cross-license provisions in the license, if we obtain from any third party the right to use any technology which could be used to develop, implement and commercialize a satellite radio system for transmission in the United States, we will make all reasonable efforts to obtain for Motient the right to use such technology. We have granted to Motient a royalty-free, non-exclusive and irrevocable license to any and all technology and improvements we develop relating to the XM Radio system. This cross-license is for use and sublicensing worldwide outside the United States and its territories, or inside the United States and its territories only in connection with Motient's mobile satellite business in the United States and other than in connection with any satellite radio system.

     The technology license renews automatically on an annual basis unless terminated for a breach which has not been or cannot be remedied.

Registration Rights Agreement

     We have a registration rights agreement with the former holders of our Series A subordinated convertible notes and the holders of our Series C preferred stock. Each of these parties is entitled to demand registration with respect to our Class A common stock, including shares issuable upon conversion of other securities. These rights are subject to our right to defer the timing of a demand registration and an underwriters' right to cut back shares in an underwritten offering. In certain instances if a demand registration is cut back by more than 75% of the number of shares originally requested to be registered, then the party requesting registration shall be entitled to one additional demand registration request.

     In addition to these demand rights, parties to the registration rights agreement may request registration of at least $25.0 million of our Class A common stock.

     Parties to the registration rights agreement also have rights to include their Class A common stock in registered offerings initiated by us, other than an offering for high yield debt. The Series C holders may also demand registration upon a change of control.

Shareholders' Agreement

     We have entered into a shareholders' agreement with certain of our primary investors, including the former holders of our Series A subordinated convertible notes and the holders of our Series C preferred stock, containing, among others, the provisions described below.

     The parties to the shareholders' agreement are entitled to designate directors to our Board of Directors and to observe meetings of the Board. In addition, the parties have agreed to take all necessary actions to give effect to the agreement including to prevent any conflict between the agreement and our governing instruments.

     Motient Corporation, a party to the shareholders' agreement although no longer one of our stockholders and no longer entitled to designate three directors, agreed not to compete with us in the satellite radio business in the United States for a period expiring in November 2004.

     The shareholders' agreement will terminate upon unanimous consent of the parties, our bankruptcy or at such time as only one shareholder remains a party to the agreement.

Investor Operational Agreements

     We have agreements with Clear Channel, DIRECTV and the TCM Group, which is owned by Columbia Capital, Telcom Ventures and Madison Dearborn Partners, under which we will make available to such companies up to 406.6 kilobits per second,
204.8 kilobits per second, and 64.0 kilobits per second each, respectively, of our bandwidth, for such companies to supply programming to us with content reasonably acceptable to us, on terms

(including revenue sharing) no less favorable than those offered to similar commercial programmers who provide similar programming. Until these options are exercised and this bandwidth is actually used by such companies, we can use the bandwidth. Any use of our bandwidth by these companies must be in compliance with applicable laws, must not interfere with our business or obligations to other content providers, and must meet our quality standards.

     The agreements call for us to have a technology advisory committee on which Clear Channel, DIRECTV and the TCM Group have representatives. The committee directs the selection of appropriate billing, customer service and conditional access systems for us, as well as its overall system integration effort. We have granted to Clear Channel, DIRECTV, and TCM Group under these agreements a royalty-free, non-transferable, non-exclusive license to use, sell, manufacture and have manufactured any and all technology we develop relating to the XM Radio system worldwide for any purpose other than one related to digital audio radio service.

     We have entered into a technical services agreement with DIRECTV with respect to customer service, billing and conditional access capabilities and will use DIRECTV's customer service, billing and conditional access capabilities if made available to us on competitive terms and conditions. DIRECTV is to make good faith efforts to represent us in obtaining distribution of XM Radio service through DIRECTV's existing retail distribution network. We will provide Clear Channel and DIRECTV with access to our advertising at the lowest available commercial rates. Clear Channel must make good faith efforts to give us access to its advertising at the lowest available commercial rates.

     The agreements provide for further good faith negotiations with respect to other arrangements, including advertising barter arrangements, marketing of XM Radio service by Clear Channel and DIRECTV, and technology cooperation.

     These agreements remain in effect so long as Clear Channel, DIRECTV, and Columbia Capital, Telcom Ventures and Madison Dearborn Partners hold at least 5% of our fully diluted ownership or a certain amount of their original investments in us.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers for 2001, referred to collectively as the named executive officers:

                           Summary Compensation Table

                                                                                                                     Long-Term
                                                                                                                    Compensation
                                                                           Annual Compensation                         Awards
                                                             -----------------------------------------------    --------------------
                                                                                                                   Class A Shares
 Name and Principal Position(s)                     Year        Salary           Bonus            Other(1)       Underlying Options
 ------------------------------                    ------    ------------    --------------     ------------    --------------------
 Hugh Panero ..................................     1999      $  286,533      $ 125,000          $   1,354              100,000
    President and Chief Executive Officer           2000         310,000        186,000              5,741                   --
                                                    2001         340,000        454,600(2)          20,948              267,500(3)

 Steven P. Gavenas ............................     1999          10,606             --                 --                   --
    Executive Vice President, Programming           2000         217,500         80,000              5,100               53,500
                                                    2001         233,200        122,430              3,261               60,000(3)

 Stelios Patsiokas ............................     1999         211,700         84,680                213               50,000
    Executive Vice President, Engineering and       2000         224,400        135,000             35,835                   --
    Technology                                      2001         240,000        144,000              5,100              100,000(3)

 Gary Parsons .................................     1999              --             --            140,096(4)           267,570
    Chairman                                        2000              --        200,000            186,250(4)           100,000
                                                    2001              --        425,520                 --              267,500(3)

 Stephen Cook .................................     1999         205,960        120,082(2)           1,927              103,514
    Executive Vice President, Sales, Marketing      2000         247,067        130,000             47,677                   --
    and Customer Operations                         2001         262,000        137,550             45,769               75,000(3)

-----------------
(1) "Other" compensation includes stock grants, moving expenses, health club memberships, 401(k) plan contributions and other taxable expenses.
(2) Includes a signing bonus of $100,000 to Mr. Panero and a signing bonus of $50,000 to Mr. Cook in connection with their respective employment agreements.
(3) In January 2002, we granted options to purchase an aggregate of 240,000 shares at an exercise price of $14.99 per share to certain of the named executive officers. These options expire on January 16, 2012. We also granted an option to purchase 182,500 shares to Mr. Panero in January 2002 at an exercise price of $15.50 per share, which expires on June 1, 2011, and an option to purchase 32,500 shares to Mr. Parsons at an exercise price of $16.79 per share, which expires on July 2, 2011, in accordance with their respective employment agreements.
(4) Based on the fair value of 14,716 and 5,000 shares of Class A common stock awarded to Mr. Parsons in 1999 and 2000, respectively.

Employment Agreements

     Chairman of the Board. Gary Parsons is employed as our Chairman of the Board of Directors for a term of three years under an employment agreement effective July 1, 2001. His employment agreement, which calls for Mr. Parsons to devote approximately half of his business time to our company, does not provide for a base salary. Mr. Parsons is eligible for a pro-rata discretionary annual bonus to be determined by the Board of Directors according to Mr. Parsons' personal job performance and mutually agreed upon corporate goals and objectives. The bonus target guideline is one half of Mr. Panero's total compensation.

     Under Mr. Parsons' employment agreement and pursuant to the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan, we agreed to grant Mr. Parsons a 10-year option to purchase 300,000 shares of Class A common stock at an exercise price of $16.79 per share, of which we granted an option to purchase 267,500 shares on July 2, 2001 and an option to purchase 32,500 shares on January 16, 2002. These options vest in equal installments on each of the first, second and third anniversaries of the date of grant, subject to acceleration under certain conditions. Provided that he is still employed by us, Mr. Parsons will also receive a 10-year option to purchase 150,000 shares of Class A common stock on July 1, 2002 and a 10-year option to purchase 150,000 shares of Class A common stock on July 1, 2003. These options will have an exercise price equal to the closing price of the Class A common stock on the date of grant and will vest in equal installments on each of the first, second and third anniversaries of the date of grant.

     In the event of termination of Mr. Parsons' employment without cause or if Mr. Parsons resigns for good reason, including a change of control, we will continue to pay Mr. Parsons' base salary, if any, and discretionary bonus and will continue to make available all applicable benefits for two years from the date of termination. In addition, all options granted to Mr. Parsons would vest immediately and remain exercisable for eighteen months. If we offer to renew Mr. Parsons' employment agreement but his employment nevertheless terminates, all vested options, including those scheduled to vest on July 1, 2004, will remain exercisable for three months but all other non-vested options would be forfeited. If we do not offer to renew Mr. Parsons' employment agreement, all options previously granted will vest immediately and remain exercisable for eighteen months.

     Mr. Parsons' employment agreement restricts him from engaging in any business in the United States that resembles or competes with our company for a period of one year following termination of his employment.

     President and Chief Executive Officer. Hugh Panero is employed as our President, Chief Executive Officer and member of the Board of Directors for a term of three years under an employment agreement effective June 1, 2001. His employment agreement provides for a signing bonus of $100,000 and an annual base salary of $365,000 for the first year, $400,000 in the second year and $435,000 in the third year, subject to increase from time to time by our Board of Directors. Mr. Panero is eligible for an annual leadership bonus equal to 30% of his annual base salary and is also eligible for a discretionary annual bonus to be determined by the Board of Directors according to Mr. Panero's personal job performance and mutually agreed upon corporate goals and objectives. The bonus target guideline is 30-70% of Mr. Panero's annual base salary.

     Under Mr. Panero's employment agreement and pursuant to the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan, we agreed to grant to Mr. Panero a 10-year option to purchase 300,000 shares of Class A common stock. On June 1, 2001, we granted Mr. Panero an option to purchase 117,500 shares at an exercise price of $15.50 per share. Under our Shares Award Plan, we granted an option for an additional 182,500 shares in January 2002 at an exercise price of $15.50 per share. These options vest in equal installments on each of the first, second and third anniversaries of the date of grant, subject to acceleration under certain conditions. Provided that he is still employed by us, Mr. Panero will also receive a 10-year option to purchase 150,000 shares of Class A common stock on June 1, 2002 and a 10-year option to purchase 150,000 shares of Class A common stock on June 1, 2003. These options will have an exercise price equal to the closing price of the Class A common stock on the date of grant and will vest in equal installments on each of the first, second and third anniversaries of the date of grant.

     In the event of termination of Mr. Panero's employment without cause or if Mr. Panero resigns for good reason, including a change of control, we will continue to pay Mr. Panero's base salary and pro-rated leadership bonus and will continue to make available all applicable benefits for two years from the date of termination. We will also pay to Mr. Panero a pro-rated discretionary bonus, based on the percentage of base salary awarded as a discretionary bonus in the previous year, for the portion of the year prior to termination. In addition, all options granted to Mr. Panero would vest immediately and remain exercisable for eighteen months. If we offer to renew Mr. Panero's employment agreement but his employment nevertheless terminates, all vested options, including those scheduled to vest on June 1, 2004, will remain exercisable for three months but all other non-vested options would be forfeited. If we do not offer to renew Mr. Panero's employment agreement, all options previously granted will vest immediately and remain exercisable for eighteen months.

     Mr. Panero's employment agreement restricts him from engaging in any business in the United States which resembles or competes with our company for a period of one year following termination of his employment.

Stock Plans

   Shares Award Plan

     In 1998, our board of directors adopted a 1998 Shares Award Plan for employees, consultants and non-employee directors. The plan is administered by the board's compensation committee.

     We can grant options, stock appreciation rights, restricted stock or phantom shares under the plan. The aggregate number of shares of our Class A common stock with respect to which awards may be granted under the shares award plan is 8,000,000 shares. We may not grant awards of more than 267,570 shares of our common stock to any participant in any calendar year. Options granted under the shares award plan may be either incentive or non-incentive stock options within the meaning of the Internal Revenue Code. Each option will be exercisable in whole or in installments, as determined at the time of grant. The term of any option granted may not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with another award, in addition to another award or unrelated to any other award. No stock appreciation right may be exercisable until six months after the day of grant. A stock appreciation right entitles the participant to receive the excess of the fair market value of our common stock on the date of the exercise of the stock appreciation right over its grant price.

     If we engage in a corporate transaction, which consists of a merger, a consolidation, a dissolution, a liquidation, or a sale of all or substantially all of our assets, then the holder of an outstanding award will have the right immediately prior to the effective date of the transaction to exercise such awards without regard to any installment provision regarding exercisability. All such awards which are not so exercised will be forfeited as of the effective time of the transaction. If we have had a change of control, each participant will be entitled to receive an equivalent award. An equivalent award is defined as a continuation of the awards, an agreement by the person acquiring us to honor or assume the award, or the substitution of a new award with an inherent value at least equivalent to the original award, and on terms at least as beneficial to the participant as is the original award. If it is not possible to grant such an equivalent award, we may grant a cash equivalent, calculated as described in the shares award plan. If the participant's employment with us is terminated by reason of involuntary termination within one year following the change of control, the equivalent award may be exercised in full beginning on the date of such termination.

     As described below under Proposal 5, we are seeking to amend our Shares Award Plan to increase the number of shares that may be granted under the plan to 13,400,000 and the number of shares that may be granted to any participant in a calendar year to 1,000,000.

   Employee Stock Purchase Plan

     We have an employee stock purchase plan that provides for the issuance of 600,000 shares of Class A common stock. All employees whose customary employment is more than 20 hours per week and for more than five months in any calendar year are eligible to participate in the stock purchase plan, provided that any employee who would own five percent or more of our total combined voting power immediately after an offering date under the plan is not eligible to participate. Eligible employees must authorize us to deduct an amount from their pay during offering periods established by the compensation committee. The purchase price for shares under the plan will be determined by the compensation committee but may not be less than 85% of the lesser of the market price of the common stock on the first or last business day of each offering period.

   Stock Option Grants in 2001

     The following table sets forth information concerning the stock options we granted to named executive officers under the 1998 Shares Award Plan in 2001.

                                          Individual Grants                         Potential Realizable Value
                       ---------------------------------------------------------
                          Number of         Percent of                                at Assumed Annual Rates
                        Common Shares      Total Options  Exercise                  of Stock Price Appreciation
                         Underlying         Granted to     Price       Expiration          for Stock Term
                                                                                    ---------------------------
 Name                  Option Granted       Employees    Per Share        Date          5%             10%
 ----                 ----------------  --------------  -----------    -----------  ---------------------------
Hugh Panero ........           150,000            5.6%     $18.6875      1/11/11    $1,762,870      $4,467,459
                               117,500            4.4%     $15.5000       6/1/11    $1,145,374      $2,902,603
Steven Gavenas .....            60,000            2.2%     $18.6875      1/11/11    $  705,148      $1,786,984
Stephen Cook .......            75,000            2.8%     $18.6875      1/11/11    $  881,435      $2,233,730
Stelios Patsiokas ..           100,000            3.7%     $18.6875      1/11/11    $1,175,247      $2,978,306
Gary Parsons .......           267,500           10.0%     $16.7900       7/2/11    $2,824,570      $7,158,015

     In January 2002, we granted options to purchase an aggregate of 240,000 shares at an exercise price of $14.99 per share to certain of the named executive officers. These options expire on January 16, 2012. We also granted an option to purchase 182,500 shares to Mr. Panero in January 2002 at an exercise price of $15.50 per share, which expires on June 1, 2011, and an option to purchase 32,500 shares to Mr. Parsons at an exercise price of $16.79 per share, which expires on July 2, 2011, in accordance with their respective employment agreements.

   Stock Option Exercises in 2001

     The following table sets forth the number of shares acquired and the value realized upon exercise of stock options during 2001 and the number of shares of Class A common stock subject to exercisable and unexercisable stock options held as of December 31, 2001 by each of the named executive officers. Value at fiscal year end is measured as the difference between the exercise price and the fair market value at close of market on December 31, 2001, which was $18.36.

                                  Aggregate Option Exercises in 2001 and Values at December 31, 2001

                                                        Number of Securities                Value of Unexercised
                                                   Underlying Unexercised Options           In-the-Money Options
                       Number of                       at December 31, 2001                   December 31, 2001
                        Shares                    ---------------------------------    --------------------------------
                       Acquired          Value
     Name             on Exercise       Realized    Exercisable(#)   Unexercisable(#)   Exercisable      Unexercisable
    -------         --------------    ----------  ---------------    ---------------    -----------      -------------
Hugh Panero .......         --            --          334,237             300,833        $ 2,789,321         $548,048
Steven Gavenas ....         --            --           35,667              77,833        $   226,842         $113,418
Stephen Cook ......         --            --           69,009             109,505        $   527,374         $263,690
Stelios Patsiokas .         --            --           86,847             116,667        $   685,062         $106,002
Gary Parsons ......         --            --          247,390             387,680        $ 1,892,255         $893,039

                   Report of the Compensation Committee of the
             Board of Directors of XM Satellite Radio Holdings Inc.
                            on Executive Compensation

     This report, as well as the performance graph on page 21, are not soliciting materials, are not deemed filed with the SEC and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

     The Compensation Committee is charged with making decisions with respect to the compensation of the Company's executive officers and administering the Company's 1998 Shares Award Plan and Employee Stock Purchase Plan. No member of the Compensation Committee is an employee of the Company. During 2001, the Compensation Committee consisted of Messrs. Donohue, Mays, Shaw and Singh.

     The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for the fiscal year ended December 31, 2001.

Compensation Policies Toward Executive Officers

     The compensation policies of the Company are designed to:

       (1) attract, motivate and retain experienced and qualified executives,
       (2) increase the overall performance of the Company,
       (3) increase stockholder value, and
       (4) increase the performance of individual executives.

     The Compensation Committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on the Company's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. In addition, it is the policy of the Company to grant stock options to executives upon their commencement of employment with the Company and periodically thereafter in order to strengthen the alliance of interest between such executives and the Company's stockholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on the Company's performance, as reflected in the market price of the common stock.

     The following describes in more specific terms the elements of compensation that implement the Compensation Committee's compensation policies, with specific reference to compensation reported for 2001.

     Base Salaries. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public companies in the Company's geographic region. Base salaries for executive officers are reviewed annually by the Compensation Committee based upon, among other things, individual performance and responsibilities.

     Annual salary adjustments are recommended by the Chief Executive Officer by evaluating the performance of each executive officer after considering new responsibilities and the previous year's performance. The Compensation Committee performs the same review of the performance of the Chief Executive Officer. Individual performance ratings take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The factors affecting base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee.

     Bonuses. The Company's annual bonuses to its executive officers are based on both corporate and individual performance, as measured by reference to factors which reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's annual budget. Bonuses for 2001, which were paid in 2002, are based upon the achievement of such financial and operating factors.

     Stock Options. A third component of executive officers' compensation consists of awards under the 1998 Shares Award Plan pursuant to which the Company grants executive officers and other key employees options to purchase shares of Class A common stock.

     The Compensation Committee grants stock options to the Company's executives in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the value of the Class A common stock, which in turn provides stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon their commencement of employment with the Company and periodically thereafter. The options generally are granted at an exercise price equal to the closing market price of the Class A common stock at the date of the grant. Options granted to executive officers typically vest over a three-year period following the date of grant. The maximum option term is ten years. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for the Company's stockholders through appreciation of stock price. Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

     Stock option grants made to executive officers in 2001 reflect significant individual contributions relating to the Company's initial public offering as well as the Company's operations and implementation of the Company's development and growth programs. Newly hired executive officers also received stock option grants at the time of their employment with the Company. During 2001, the Company granted stock options to purchase an aggregate of 2,670,385 shares of Class A common stock to approximately 468 employees, including options to purchase an aggregate of 769,500 shares of Class A common stock to the Company's five most highly compensated executive officers. The per share option exercise prices of such options ranged from $4.82 to $19.44.

Chief Executive Officer Compensation

     The executive compensation policy described above is applied in setting Mr. Panero's compensation. Mr. Panero generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation also consists of annual base salary, annual bonus, and long-term equity-linked compensation. The Compensation Committee's general approach in establishing Mr. Panero's compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon the long-term performance of the Company, as reflected in part in the market price of the Class A common stock.

     Mr. Panero's employment agreement with the Company, dated June 1, 2001, provides for an annual base salary subject to increase by the Board of Directors, and makes him eligible for a leadership bonus of 30% of his annual base salary and a discretionary annual bonus with a target guideline of 30-70% of his base salary. Mr. Panero's compensation for the year ended December 31, 2001 included $340,000 in base salary and $475,548 in the form of a cash bonus and other compensation. The increase in Mr. Panero's salary from the previous year and his bonus payments for 2001 were based on, among other factors, the Company's performance and the 2001 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies.

Compensation Deductibility Policy

     Under Section 162(m) of the Internal Revenue Code, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of the Company's five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of

"outside directors" as defined for purposes of Section 162(m). The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

                                Respectfully submitted,

                                Compensation Committee

                                Thomas J. Donohue
                                Randall T. Mays
                                Jack Shaw
                                Rajendra Singh

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Messrs. Donohue, Mays, Shaw and Singh.

     There are no interlock relationships as defined in the applicable SEC rules. For a description of certain transactions between such individuals and the Company, see "Certain Relationships and Related Transactions" in this proxy statement.

Stockholder Return Performance Graph

     The following graph shows the cumulative total stockholder return on the Company's Class A common stock compared to the Standard & Poor's 500 Stock Index and the Nasdaq Telecommunications Index, composed of publicly traded companies which are principally in the telecommunications business, for the periods between October 5, 1999, the date the Class A common stock began trading on The Nasdaq National Market, and December 31, 2001. The graph assumes $100 was invested on October 5, 1999 in (1) the Company's Class A common stock, (2) the Standard & Poor's 500 Stock Index and (3) the Nasdaq Telecommunications Index. Total stockholder return is measured by dividing total dividends, assuming dividend reinvestment, plus share price change for a period by the share price at the beginning of the measurement period.

                      Stockholder Return Performance Table

           Nasdaq Telecom Index      S&P 500      XMSR Class A Common Stock
           --------------------      -------      -------------------------
 10/5/99          100.00              100.00               100.00
12/31/99          145.28              116.81               317.71
12/31/00           61.88              106.18               133.86
12/31/01           41.43               93.56               153.00

              [Stockholder Return Performance Graph to appear here]

                      Report of the Audit Committee of the
             Board of Directors of XM Satellite Radio Holdings Inc.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Exhibit A to this proxy statement. In fulfilling its responsibilities, the
---------
Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on SEC Form 10-K with the Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                                   Respectfully submitted,

                                                   Audit Committee

                                                   Nathaniel A. Davis
                                                   Randall T. Mays
                                                   Pierce J. Roberts, Jr.


Independent Public Accountants

   Audit Fees

     For the fiscal year ended December 31, 2001, the aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2001 were $500,212, all of which has been billed.

   Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2001, the Company did not incur any charges or pay any fees related to any financial information systems design and implementation services provided by KPMG LLP.

   All Other Fees

     For the fiscal year ended December 31, 2001, the aggregate fees billed for services rendered by KPMG LLP, other than the fees discussed in the foregoing paragraphs, were $525,534. Of this amount, $470,455 were audit related services for offerings, registration statements and related filings, and other assurance services and $55,079 were other non-audit services for tax and other services, all of which has been billed.

           PROPOSAL TO APPROVE CERTAIN ANTI-TAKEOVER AMENDMENTS TO OUR
                     RESTATED CERTIFICATE OF INCORPORATION

     On March 14, 2002, the Board of Directors unanimously approved a proposal to adopt certain anti-takeover amendments to our Restated Certificate of Incorporation, subject to stockholder approval, that would (i) provide that we elect to be governed by Section 203 of the Delaware General Corporation Law and
(ii) require unanimous written consent for stockholder action without a meeting. The following section discusses the general consequences of this proposal to our stockholders, including certain of its anti-takeover effects along with the existing anti-takeover devices already implemented by the Board of Directors. A copy of these proposed amendments to the Restated Certificate of Incorporation is attached hereto as Exhibit B. Stockholders should carefully review these
                      ---------
proposed amendments to the Restated Certificate of Incorporation to understand the proposed changes.

Anti-Takeover Effects of the Proposal

     The Board of Directors has evaluated the potential vulnerability of our company and our stockholders to the threat of unfair or coercive takeover tactics and has considered the range of possible responses to such a threat. Although the Board of Directors is not currently aware of any such threat, it has unanimously approved the amendments to the Restated Certificate of Incorporation described below. This Proposal is intended to reduce our vulnerability to unsolicited or hostile attempts to obtain control of our company and to increase the likelihood that our stockholders would receive a fair price for their shares in transactions relating to such attempts. This Proposal is not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of our company, to obtain representation on the Board of Directors, or to take significant corporate action. We have no current intentions to adopt or propose anti-takeover measures other than this Proposal, except for the Rights Plan described below.

     Third parties frequently accumulate stock positions in public companies in order to force a merger or other business combination or to commence a tender or exchange offer or other hostile attempt to acquire control of a company. The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to our company and our stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in our common stock, without affording all stockholders the opportunity to receive the same economic benefits; and (iv) a non-negotiated takeover bid may often deprive the stockholders of an adequate opportunity to evaluate the merits of the proposed transaction.

     By contrast, in a transaction in which a potential acquiror must negotiate with the Board of Directors, the Board would take into account the underlying and long-term values of our business, technology and other assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in our business not yet reflected in the stock price, and equality of treatment of all stockholders.

     This Proposal is designed to encourage any person who might seek to acquire control of our company to first consult with the Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of our stockholders, any proposed acquisition of control of our company, and any proposed business combination in which we might be involved, should be thoroughly studied by the Board of Directors to ensure that such transaction would be in the best interests of our company and our stockholders and that all of our stockholders would be treated fairly. In sum, the Board of Directors believes that this Proposal is prudent and in the best interests of our company and our stockholders and should be adopted for their protection.

     The Proposal, if adopted, may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of this Proposal, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. The Proposal, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of our shares, even if many stockholders considered such an action to be beneficial. Furthermore, the adoption of the Proposal will not ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of our company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by the adoption of the Proposal.

Existing Anti-Takeover Protections

     The Restated Certificate of Incorporation currently has provisions that could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our company, even if such transaction or occurrence may be favorable to the interests of some or all of our stockholders.

     The Restated Certificate of Incorporation currently authorizes the Board of Directors to issue 60,000,000 shares of preferred stock having such rights, preferences and privileges as designated from time to time by the Board of Directors without stockholder approval. Under certain circumstances, we could use the preferred stock or currently authorized but unissued shares of common stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of our company or to dilute the public ownership of our company, and thereby protect the continuity of our management.

     In November 2001, our Board approved a Rights Plan that provides for a distribution of "Rights" for each share of Class A common stock and Series A preferred stock and Series C preferred stock outstanding. The Rights Plan has not yet been implemented but could be implemented at any time. Under the Rights Plan, if a person or group acquires 15% or more of our outstanding common stock or commences a tender offer or exchange offer for 15% or more of our outstanding common stock, each Right not owned by the acquiror or its affiliates will entitle its holder to pay to us $50 and receive newly issued shares of common stock worth $100. This ability of stockholders other than the acquiror to purchase additional shares at a 50% discount from market, among other provisions in the Rights Plan, would cause an unapproved takeover to be much more expensive to an acquiror, resulting in a strong incentive to negotiate with our Board of Directors to redeem the Rights or approve the transaction instead of pursuing a hostile strategy. The Rights may be redeemed by us at $0.005 per Right within 10 days (or such later date as may be determined by a majority of continuing directors) after the accumulation of 15% or more of our outstanding common stock by a single acquiror or group.

Transactions with Interested Stockholders

     The provisions of Section 203 of the Delaware General Corporation Law are applicable generally to public companies incorporated in Delaware which are listed on a national securities exchange, authorized for quotation on The Nasdaq Stock Market or held of record by more than 2,000 stockholders, unless a company elects specifically in its certificate of incorporation not to be subject to
Section 203. Our current Restated Certificate of Incorporation provides that we elected not to be governed by Section 203. Any company that is not covered by the terms of Section 203 may elect, by including a provision in its certificate of incorporation, to be governed by Section 203. Accordingly, in our proposed amendment to the Restated Certificate of Incorporation, we elect to be governed by Section 203.

   Summary of Section 203 of the Delaware General Corporation Law

     Under Section 203, a copy of which is attached hereto as Exhibit C, a
                                                              ---------
Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an "interested stockholder" is a person or entity who or which owns, individually or with other persons or entities, fifteen percent (15%) or more of a corporation's outstanding Voting Stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only) (for purposes hereof, "Voting Stock" means all outstanding shares of capital stock of a corporation entitled to vote in the election of the board of directors of the corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares). Section 203 defines "business combination" to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, lease, exchange, mortgage, transfer, pledge or other disposition involving the interested stockholder or 10% or more of the assets of the corporation;
(iii) subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation which has the effect of increasing the proportionate share of stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's Voting Stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans in which employee participants do not have the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also authorized at a stockholder meeting by sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Stock not owned by the interested stockholder.

     The Board of Directors believes that our election to be governed by the provisions of Section 203 is in the best interests of our company and our stockholders. The proposal is designed to encourage any person who might seek to acquire control of us to first consult with the Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of our stockholders, any proposed acquisition of control of our company, and any proposed business combination in which we might be involved, should be thoroughly studied by the Board of Directors to ensure that such transaction would be in the best interests of our company and our stockholders and that all of our stockholders would be treated fairly. Section 203 also might limit the ability of a potential acquiror to make a two-tiered bid for our company in which all stockholders would not be treated equally. In sum, the Board of Directors believes that this change to our current Restated Certificate of Incorporation is prudent and in the best interests of our company and our stockholders and should be adopted for their protection.

     The Rights Plan that our Board has approved contains provisions with effects similar to the provisions of Section 203. Therefore, most of the various advantages and disadvantages of this proposal described above will be in place whether or not this Proposal is approved once the Rights Plan is implemented.

     If this Proposal is approved, we would amend the existing Article Tenth of our Restated Certificate of Incorporation, as set forth in Exhibit B attached
                                                           ---------
hereto.

Corporate Action by Stockholders Without a Meeting

     Under the provisions of Section 228 of the Delaware General Corporation Law, corporate action of stockholders without a meeting of stockholders may be taken by the written consent of a majority of the stockholders of the corporation, unless otherwise specified in the certificate of incorporation. Our current Restated Certificate of Incorporation is silent as to this matter.

     If adopted, the amendment to our Restated Certificate of Incorporation will require unanimous written consent of the stockholders to the taking of corporate action of stockholders without a meeting of the stockholders. The probable effect will be to preclude stockholder action by written consent without a meeting. In other words, it is likely that stockholders who wish to propose the taking of corporate action will be required to submit such proposals for consideration at the annual or special meeting of the stockholders held at the determination of the Board of Directors.

     This proposed change to our Restated Certificate of Incorporation would have the effect of making more difficult action by the stockholders which does not have the support of the Board of Directors and also could have the effect of discouraging a third party from making a tender offer or otherwise attempting to gain control of us if that party were unwilling to submit its proposals to a vote of the stockholders at a meeting.

     The Board of Directors believes that, for the protection of our stockholders, any proposed acquisition of control of our company, and any proposed business combination in which we might be involved, should be thoroughly studied by the Board of Directors to ensure that such transaction would be in the best interests of our company and our stockholders and that all of our stockholders would be treated fairly.

     We are not aware of any existing or planned effort on the part of any party to accumulate material amounts of our Class A common stock, or to acquire control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change our management. We are aware, however, that an increased number of unsolicited acquisition proposals in connection with takeover activities have employed, or have sought to employ, tactics which are designed to force a response by the target company through threats or attempts to secure action without a meeting and without affording a reasonable opportunity for the board of directors of such companies to consider whether such proposals are in the best interests of its stockholders.

     If this Proposal is approved, we would add a new Article Thirteenth to our Restated Certificate of Incorporation, as set forth in Exhibit B attached
                                                       ---------
hereto.

Approval of the Proposal

     The Board of Directors has considered the advantages and possible disadvantages of this Proposal and has unanimously determined that the adoption of this Proposal is in the best interests of our company and our stockholders.

     The affirmative vote of a majority of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve these amendments to the Restated Certificate of Incorporation. In addition, the affirmative vote of 60% of the voting rights of the shares of Series C preferred stock is required to approve these amendments to the Restated Certificate of Incorporation.

     The Board of Directors recommends that the stockholders of XM Satellite Radio Holdings Inc. vote "FOR" Proposal 2 to approve the amendments to the Restated Certificate of Incorporation.

     PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION SO THAT ANY AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION RELATING SOLELY TO
    THE TERMS OF ANY OUTSTANDING SERIES OF PREFERRED STOCK WOULD REQUIRE THE APPROVAL ONLY OF THE HOLDERS OF THE SERIES OF PREFERRED STOCK AFFECTED BY
                                SUCH AMENDMENTS
                                  (PROPOSAL 3)

     On March 14, 2002, our Board of Directors unanimously approved a proposal to adopt an amendment to our Restated Certificate of Incorporation, subject to stockholder approval, to provide that any amendments to our Restated Certificate of Incorporation that relate solely to the terms of one or more series of our outstanding preferred stock would require the approval only of the holders of the series of preferred stock affected by such amendments. A copy of the proposed amendment can be found in Exhibit B attached hereto. Stockholders
                                   ---------
should carefully review this proposed amendment to the Restated Certificate of Incorporation to understand the proposed changes.

     Under our Restated Certificate of Incorporation, we are currently authorized to issue 60,000,000 shares of preferred stock. As of April 5, 2002, we had three series of preferred stock outstanding, 10,786,504 shares of Series A convertible preferred stock, 867,289 shares of 8.25% Series B convertible redeemable preferred stock, and 220,869 shares of 8.25% Series C convertible redeemable preferred stock. The terms of two of these series of preferred stock were established by our Board under a provision of our Restated Certificate of Incorporation, which provides that our Board of Directors is expressly authorized, by filing a certificate pursuant to the Delaware General Corporation Law, to establish or change the number of shares to be included in each series of preferred stock and to fix the designation, powers, preferences and relative, participating, optional or other special rights of shares of, and the qualifications, limitations or restrictions of, each such series of preferred stock. Provisions of this type are quite commonly used by Delaware corporations and by corporations organized under the laws of other states.

     Upon adoption by the Board of Directors, the terms of a series of preferred stock become part of our company's certificate of incorporation. Under Section 242 of the Delaware General Corporation Law, holders of our Class A common stock are entitled to vote upon any amendment to our Restated Certificate of Incorporation. Thus once the Board has established the terms of preferred stock, those terms cannot be amended without stockholder approval. Our Board, because it has the power to fix the terms of a series of preferred stock without stockholder approval, has determined that it similarly should be able to amend such terms without stockholder approval, subject to any necessary approval of holders of the series of preferred stock being amended. Such a provision can be found in the certificates of incorporation of some other publicly traded Delaware corporations, and we believe it will become more widespread in the future.

     This amendment to our Restated Certificate of Incorporation would give us the flexibility to make changes to the terms of outstanding preferred stock, including changes of a merely technical nature, without the expense and delay of a stockholders' meeting. This kind of delay might deny us the flexibility our Board views as important in facilitating the effective use of our securities. If this Proposal is not approved, we could still effect changes to the terms of existing preferred stock by creating a new series of preferred stock and exchanging it for existing preferred stock. However, this would also involve considerable expense and delay.

     If this Proposal is approved, under Section 242 of the Delaware General Corporation Law, holders of common stock would continue to have the right to vote upon any amendment to the Restated Certificate of Incorporation that adversely affects the powers, preferences or special rights of the common stock. At the present time, certain holders of outstanding preferred stock have the right to appoint up to two members of our Board of Directors. To the extent that our Board proposed to amend the terms of preferred stock held by members of our Board or their affiliates, under present policy the Board would have the matter voted on by disinterested members of the Board. We are not aware of any intention to change this policy. In addition, our audit committee is responsible for reviewing policies with regard to transactions in which a director has an interest.

     Notwithstanding the advantages of this Proposal described above, this Proposal would allow our Board to make changes to the terms of preferred stock that may be disadvantageous to holders of common stock without their approval. Whether or not this Proposal is approved, however, our Board currently has and will continue to have the authority to set terms of a new series of preferred stock that may be disadvantageous to holders of common stock without their approval.

     If this Proposal is approved, we would amend Article Fourth of our Restated Certificate of Incorporation, as set forth in Exhibit B attached hereto.
                                              ---------

Approval of the Proposal

     The Board of Directors has considered the advantages and possible disadvantages of this Proposal and has unanimously determined that the adoption of this Proposal is in the best interests of our company and our stockholders.

     The affirmative vote of a majority of the voting rights of shares of Class A common stock present or represented by Proxy at the Annual Meeting is required to approve this amendment to the Restated Certificate of Incorporation. In addition, the affirmative vote of 60% of the voting rights of the shares of Series C preferred stock is required to approve this amendment to the Restated Certificate of Incorporation.

     The Board of Directors recommends that the stockholders of XM Satellite Radio Holdings Inc. vote "FOR" Proposal 3 to amend the Restated Certificate of Incorporation.

      PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO ADJUST
                           THE AUTHORIZED COMMON STOCK
                                  (PROPOSAL 4)

     On March 14, 2002, our Board of Directors approved a proposal to amend our Restated Certificate of Incorporation, subject to stockholder approval, to provide that of the 240,000,000 shares of common stock currently authorized, 225,000,000 shares would be designated Class A common stock, 15,000,000 shares would be designated Class C common stock, and the Class B common stock would be eliminated. Our Restated Certificate of Incorporation currently authorizes a total of 240,000,000 shares of common stock, of which 180,000,000 shares are designated Class A common stock, 30,000,000 are designated Class B common stock, and 30,000,000 are designated Class C common stock. A copy of the proposed amendment to the Restated Certificate of Incorporation can be found in Exhibit B
                                                                       ---------
attached hereto. Stockholders should carefully review this proposed amendment to the Restated Certificate of Incorporation to understand the proposed changes.

     Our Class B common stock was previously issued to our former controlling stockholder, Motient Corporation. The Class B common stock is entitled to three votes per share. Motient has converted all of its shares of Class B common stock into Class A common stock and sold those shares. Currently there are no shares of Class B common stock outstanding.

     No shares of our Class C common stock have ever been issued. The Class C common stock is non-voting.

     Because there are no shares of Class B common stock or Class C common stock outstanding, the proposed amendment increases the number of authorized shares of Class A common stock, decreases the number of authorized shares of Class C common stock and eliminates the Class B common stock.

     This Proposal would enable our company to issue additional shares of Class A common stock should it be necessary to do so in the future to, among other things, raise additional capital or acquire other companies. At the present time, however, we have no plans to issue more than the currently authorized 180,000,000 shares of Class A common stock. The principal purpose of this Proposal is to re-allocate Class B and Class C common stock, which we are not using and have no present plans to use.

     If this Proposal is approved, we would amend Article Fourth of our Restated Certificate of Incorporation, as set forth in Exhibit B attached hereto.
                                              ---------

Approval of the Proposal

     The Board of Directors has considered the advantages and possible disadvantages of this Proposal and has unanimously determined that the adoption of this Proposal is in the best interests of our company and our stockholders.

     The affirmative vote of a majority of the voting rights of shares of Class A common stock present or represented by Proxy at the Annual Meeting is required to approve the adjustment of the authorized common stock. In addition, the affirmative vote of 60% of the voting rights of the shares of Series C preferred stock is required to approve the adjustment of the authorized common stock.

     The Board of Directors recommends that the stockholders of XM Satellite Radio Holdings Inc. vote "FOR" Proposal 4 to amend the Restated Certificate of Incorporation.

                             PROPOSAL TO APPROVE THE
       XM SATELLITE RADIO HOLDINGS INC. 1998 SHARES AWARD PLAN, AS AMENDED
                                  (PROPOSAL 5)

     The XM Satellite Radio Holdings Inc. 1998 Shares Award Plan currently authorizes the issuance of a total of 8,000,000 shares of Class A common stock pursuant to the plan. The Board of Directors has approved an amendment to the plan at a meeting held on March 14, 2002 to increase the number of shares of Class A common stock that may be issued pursuant to the plan to 13,400,000 shares and to increase the maximum award to a participant during a calendar year from 267,570 shares to 1,000,000 shares. At this meeting the Board of Directors directed that the plan, as amended, be submitted to the stockholders for approval in order for awards under the plan to qualify under the exception to
Section 162(m) of the Internal Revenue Code, as "qualified performance-based compensation" if the requirements of the exception are otherwise satisfied and so that options granted under the plan using the additional shares may qualify as incentive stock options within the meaning of the Internal Revenue Code.

     The purpose of the 1998 Shares Award Plan is to advance the interests of our company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in our company, which thereby will create a stronger incentive to expend maximum effort for our growth and success and will encourage such eligible individuals to remain in our employ. The Board of Directors believes that it is important to increase the number of shares available under the plan in order to maintain and improve our ability to attract and retain key personnel, and to serve as an incentive to such personnel to make extra efforts to contribute to the success of our operations.

     The only changes proposed by the amendment are an increase in the number of shares of Class A common stock that may be issued under the 1998 Shares Award Plan and an increase in the maximum award to a participant in a calendar year. The amendment does not alter the considerations of the Compensation Committee with respect to grants under the plan. Because the award of options is completely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers or other employees.

     There were 2,570,404 shares of Class A common stock authorized for issuance under the 1998 Shares Award Plan and not subject to outstanding awards as of December 31, 2001, and 525,613 as of March 31, 2002. The Board of Directors believes that this number of shares is insufficient to meet our needs for long-term incentive compensation in the form of stock options. The Board of Directors has determined that the number of shares that may be issued under the plan should be within a certain range of percentages of the total number of outstanding shares of Class A common stock, including shares issuable upon conversion of other of our securities into Class A common stock. Since 1998, when the plan was adopted, we have completed our initial public offering and several additional rounds of financing and, in connection with these financings, have issued a large amount of additional equity. As a result, the number of shares of Class A common stock issuable under the plan no longer falls within the range targeted by the Board of Directors. Also, during this time, the number of our employees has increased substantially, thereby increasing the need for additional shares under the plan to enable us to continue to grow and attract new employees.

     As of March 31, 2002, options to purchase 7,395,597 shares of our Class A common stock were outstanding, which would represent 9.8% of our issued and outstanding Class A common stock and 6.4% on a fully diluted basis, which assumes conversion of all 10,786,504 shares of our Series A convertible preferred stock, 867,289 shares of our Series B convertible redeemable preferred stock, 220,869 shares of our Series C convertible redeemable preferred stock and related accrued dividends outstanding and $79.1 million of convertible subordinated notes outstanding and the exercise of 415,000 warrants outstanding.

     The following is a summary description of the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan, which was originally approved by our stockholders on June 16, 1998 and later amended, which amendments were approved by our stockholders on July 8, 1999, on May 31, 2000 and on May 24, 2001. This summary is qualified in its entirety by the detailed provisions of the 1998 Shares Award Plan, a copy of which is attached as Exhibit D to this proxy statement.
                                     ---------

Description of the XM Satellite Radio Holdings Inc. 1998 Shares Award Plan

     In 1998, the Board of Directors adopted a 1998 Shares Award Plan for employees, consultants and non-employee directors. We can grant options, stock appreciation rights, restricted stock or phantom shares under the plan. The aggregate number of shares of Class A common stock with respect to which awards may be granted under the plan is 8,000,000 shares, which will be increased to 13,400,000 shares if the amended plan is approved. We may not grant awards of more than 267,570 shares of our Class A common stock to any participant in any calendar year (which will be increased to 1,000,000 shares if the amended plan is approved). Options granted under the shares award plan may be either incentive or non-incentive stock options within the meaning of the Internal Revenue Code. Shares granted to satisfy awards under the plan may be authorized and unissued shares, issued shares held in treasury or shares acquired on the open market.

     The 1998 Shares Award Plan is administered by the Compensation Committee. The Compensation Committee selects the optionees and determines the number of shares of Class A common stock covered by each option and the terms of the option agreement to be executed by the Company and the optionee, including the exercise price of the option. Options granted to date under the 1998 Shares Award Plan generally become exercisable in equal amounts on the first three anniversaries of the effective date of grant.

     Each option will be exercisable in whole or in installments, as determined at the time of grant. The term of any option granted may not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with another award, in addition to another award or unrelated to any other award. No stock appreciation right may be exercisable until six months after the day of grant. A stock appreciation right entitles the participant to receive the excess of the fair market value of the Class A common stock on the date of the exercise of the stock appreciation right over its grant price.

     In the event there is any change in our Class A common stock by reason of any stock dividend, stock split, adoption of stock rights plans, split-ups, split-offs, spin-offs, liquidations, combination or exchanges of shares, recapitalizations, mergers, consolidations or reorganizations of or by our company or any distribution to Class A common stockholders other than ordinary cash dividends, we will make an appropriate adjustment in the price and number of shares subject to outstanding awards under the 1998 Shares Award Plan. The number of shares available for issuance under the plan as well as any individual limits on shares available for grant pursuant to awards issued under the plan will also be adjusted accordingly.

     If we engage in a merger or a consolidation and awards are not substituted for, assumed or continued in connection with the merger or consolidation, or we engage in a dissolution, a liquidation, or a sale of all or substantially all of its assets, then the holder of an outstanding award will have the right immediately prior to the effective date of the transaction to exercise such award without regard to any installment provision regarding exercisability. If not assumed, substituted for, or continued, all such awards which are not so exercised will be forfeited as of the effective time of the transaction.

     In the event of a change of control (as defined in the 1998 Shares Award
Plan), each participant will be entitled to receive an equivalent award. An equivalent award is defined as a continuation of the awards, an agreement by the person acquiring our company to honor or assume the award, or the substitution of a new award with an inherent value at least equivalent to the original award, and on terms at least as beneficial to the participant as is the original award. If it is not possible to grant such an equivalent award, we may grant a cash equivalent, calculated as described in the plan. If the participant's employment with our company is terminated by reason of involuntary termination within one year following the change of control, the equivalent award may be exercised in full beginning on the date of such termination for such period of time determined by the Board of Directors.

     The Board of Directors at any time may amend, suspend or terminate the 1998 Shares Award Plan, except that no amendment, suspension or termination may alter or impair any award previously made under the plan without the consent of the holder of the award and certain amendments will be subject to stockholder approval as required by the Internal Revenue Code. Unless previously terminated, the 1998 Shares Award Plan will terminate automatically on June 16, 2008, the tenth anniversary of the date of adoption of the plan by the Board of Directors.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation.

     To qualify as performance-based:

     . the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

     . the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

     . the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

     . the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if the grant is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. The 1998 Shares Award Plan is designed to permit the compensation committee to grant options that qualify as performance-based for purposes of satisfying the conditions of
Section 162(m).

     Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the company in any capacity other than as a director.

Federal Income Tax Consequences

     The grant of an option is not a taxable event for the optionee or our company.

     Incentive Stock Options. An optionee will not recognize taxable income upon exercise of an ISO except that the alternative minimum tax may apply, and any gain realized upon a disposition of shares of common stock received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise referred to as the "holding period requirement". We will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

     For the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of our company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of common stock received pursuant to the exercise of the option are waived. Options granted to non-employee directors cannot qualify as ISOs.

     If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of common stock received pursuant to the exercise of an ISO in an amount equal to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of common stock were sold more than one year after the option was exercised. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Internal Revenue Code.

     Non-Qualified Options. Upon exercising a NSO, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise except that, if the optionee is subject to certain restrictions imposed by securities laws, the measurement date will be deferred, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Internal Revenue Code. Upon a subsequent sale or exchange of shares of common stock acquired pursuant to the exercise of a NSO, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock, which generally, the amount paid for the shares of common stock plus the amount treated as ordinary income at the time the option was exercised.

     An optionee who has transferred an NSO to a spouse, child, grandchild, parent or sibling by gift will realize taxable income at the time the NSO is exercised by the family member. The optionee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options may be included in the optionee's estate for estate tax purposes.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 1998 Shares Award Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and subject to the restrictions of
Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income, subject to Section 162(m) of the Internal Revenue Code.

     Phantom Shares. A grantee who receives an award of Phantom Shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares issued to the grantee pursuant to the award, reduced by the amount, if any, paid for such shares. We will generally be allowed a business expense deduction for the amount of any taxable income recognized by the grantee at the time such income is recognized, subject to Section 162(m) of the Internal Revenue Code.

Approval of Proposal

     The affirmative vote of a majority of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve the 1998 Shares Award Plan, as amended.

     The Board of Directors recommends that the stockholders of XM Satellite Radio Holdings Inc. vote "FOR" Proposal 5 to approve the amended XM Satellite Radio Holdings Inc. 1998 Shares Award Plan.

                         RATIFICATION OF THE APPOINTMENT
                 OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                            FOR THE 2002 FISCAL YEAR
                                  (Proposal 6)

     The Board of Directors has appointed the firm of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2002.

     Stockholder ratification of Proposal 6 is not required by the Bylaws or otherwise. However, the Board of Directors is submitting Proposal 6 to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify Proposal 6, the Board of Directors will reconsider whether or not to retain KPMG LLP. Even if Proposal 6 is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accountant at any time during the year if the Board of Directors determines that such a change would be in the best interests of our company and stockholders.

     Representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the voting rights of the shares of Class A common stock and Series C preferred stock present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve Proposal 6.

     The Board of Directors recommends that the stockholders of XM Satellite Radio Holdings Inc. vote "FOR" Proposal 6.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal 2001 or written representations that no other reports were required, we believe that all filing requirements under Section 16 for fiscal 2001 were complied with on a timely basis.

              STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2003

     Any proposal or proposals by a stockholder intended to be included in our proxy statement and form of proxy relating to the 2003 annual meeting of stockholders must be received by us no later than December 18, 2002, pursuant to the proxy solicitation rules of the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2003 annual meeting of stockholders any stockholder proposal which may be omitted from our proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received. For any proposal that is not submitted for inclusion in next year's proxy statement but is instead presented directly at the 2003 annual meeting of stockholders, notice of such proposal must be received in writing by our Secretary between 60 and 90 days prior to the annual meeting, except that if less than 70 days' notice of the date of the annual meeting is given to stockholders or publicly disclosed, notice of such proposal must be received by the Secretary not later than the 10/th/ day following the date that notice of the annual meeting is mailed or publicly disclosed. Failure to provide notice in this manner and within this time period means that such proposal will be considered untimely. Management will be entitled to vote proxies in its discretion with respect to any proposal that is presented at the 2003 annual meeting of stockholders but not included in the proxy statement.

                                  OTHER MATTERS

     The Board of Directors does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

                                          By Order of the Board of Directors




                                          Gary M. Parsons
                                          Chairman of the Board of Directors

Dated: April 18, 2002
             --
                                       36

                                                                       Exhibit A

                        XM SATELLITE RADIO HOLDINGS INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     Charter

The primary function of the Audit Committee (the "Audit Committee" or "Committee") of the Board of Directors (the "Board") of XM Satellite Radio Holdings Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the system of internal controls that management and the Board of Directors have established, and the audit process. The membership of the Audit Committee shall consist of at least three directors, and shall meet the requirements of The Nasdaq Stock Market. Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to implement internal controls or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's code of conduct.

To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Committee by any of the Company's officers, employees, or committees, the independent accountants, the internal auditors or any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

In carrying out its responsibilities, the Audit Committee is expected to undertake the following activities:

1. Review annually, and to the extent the Committee determines it to be necessary or advisable, update the Committee's charter.

2. Provide an open avenue of communication among the independent accountants, the internal auditors*, management and the Board of Directors.

3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

4. Review and concur in the appointment, replacement or dismissal of the internal audit team, and at the time when the Company has a Director of Internal Audit, review and concur in the appointment, replacement or dismissal of the Director of Internal Audit.

5. Confirm and make appropriate inquiries with respect to the independence of the internal auditor and the independent accountants, including a review of non-audit services and related fees provided by the independent accountants; receive from the independent accountants and review a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent accountants; recommend that the Board take appropriate action on any disclosed relationships to satisfy itself of the independent accountants' independence.

6. Inquire of management, the Director of Internal Audit, and the independent accountants about significant risks or exposures, including financial statement risks, the Company's processes for identifying, assessing and disclosing such risks, the steps management has taken to minimize such risk to the Company and the disclosures made regarding such risks. Review with management and assess these processes, including the steps being taken to address such risks and the disclosure regarding these risks.

7. Consider, in consultation with the independent accountants and the Director of Internal Audit, the audit scope and plan of the internal auditors and the independent accountants.

8. Review with management, the internal auditors and the independent accountants, at least annually:
     A.   The Company's financial statements and related footnotes.
     B. The independent accountants' audit of the annual financial statements and associated report.
     C. Any significant changes required in the independent accountants' annual audit plan.
     D. Any serious disputes or issues with management encountered during the course of the annual audit.
     E. Other matters related to the conduct of the annual audit which are to be communicated to the Committee under generally accepted auditing standards, including under Statement on Auditing Standards No. 61, Communications with Audit Committees.
     F. The independent accountants' assessment of financial statement materiality.
     G.   The Company's filings with the Securities and Exchange Commission.
     H. Legal and regulatory matters that may have a material impact on the financial statements and/or the Company.
     I. The Company's policies regarding corporate ethics, financial controls and legal compliance.
     J. Their assessment of the adequacy of internal controls, the resolution of any identified material weaknesses and reportable conditions in internal controls over financial reporting, including the prevention or detection of management override or compromise of the internal control system, and the reports issued with respect to the annual financial statements, the internal control structure and procedures for financial reporting.

9. Consider the judgments of the independent accountants that are brought to the attention of the Audit Committee as to the quality and appropriateness of the Company's accounting principles as applied in the Company's financial reporting, significant accounting policies (including critical accounting policies to be described in the Company's filings with the SEC), audit conclusions regarding the reasonableness of significant accounting estimates and any audit adjustments. Also, review and consider information received from the independent accountants regarding alternative accounting principles or policies permitted under generally accepted accounting principles, and the appropriateness of the principles and policies selected for financial reporting purposes.

10. Based on the review and discussions with management and the independent accountants, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the past fiscal year.

11.  Consider and review with management and the Director of Internal Audit:
     A. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
     B.   Any changes required in the planned scope of their audit plan.
     C.   The internal audit department charter, budget and staffing.
     D. Internal audit's compliance with the IIA's "Standards for the Professional Practice of Internal Auditing" (Standards).

12. Review with management and, as requested, the independent accountants, the interim financial statements before they are filed with the SEC or other regulators. Discuss with the independent accountants any matters required to be communicated by the independent accountants to the Audit Committee or its Chairman in connection with the independent accountants' review of the interim financial statements of the Company. The Chairman or another member of the Audit Committee designated by the Chairman may represent the entire Audit Committee, either in person or by telephone conference call, for purposes of the reviews contemplated in this paragraph.

13. Review policies and procedures with respect to Company transactions in which officers or directors have an interest, and review with management disclosures regarding such transactions.

14. Meet with the independent accountants, the Director of Internal Audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

15. Report Audit Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate. Keep a record of the acts and procedures of the Audit Committee. Perform such other activities, consistent with applicable law and the Company's governing documents as the Audit Committee deems appropriate.

16. The Audit Committee shall have the power of conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

17. The Committee shall meet at least four times per year or more frequently as circumstances require, prepare the Audit Committee report to be included in the Company's proxy statement and receive the information to be provided in by the independent accountants for inclusion in the proxy statement, including with regard to fees relating to audit and non-audit services. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties established for a member of the Board of Directors.

*As used throughout this document, "internal auditors" are deemed to be those individuals undertaking the role of internal audit, whether employees of the Company, the Chief Financial Officer or external consultants.

                                                                       Exhibit B

Text of proposed amendments to the Restated Certificate of Incorporation:

Text of proposed amended Article Fourth:
----------------------------------------


FOURTH:     A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Million (300,000,000), consisting of (i) Sixty Million (60,000,000) shares of Preferred Stock with a par value of $0.01 per share, and (ii) Two Hundred and Forty Million (240,000,000) shares of Common Stock with a par value of $0.01 per share, of which Two Hundred and Twenty Five Million (225,000,000) shares shall be designated "Class A Common Stock" and Fifteen Million (15,000,000) shares shall be designated "Class C Common Stock."

               B. The Class A Common Stock, and the Class C Common Stock shall be identical in all respects and shall have equal rights and privileges, except as otherwise provided in this Article FOURTH. The relative rights, preferences, privileges and restrictions of the shares of the classes are as follows:

                    1. The holders of shares of Class A Common Stock and Class C Common Stock shall ratably receive dividends and distributions of the Corporation whether paid in cash, in property or shares of Common Stock.

                    2. The holders of shares of Class A Common Stock and Class C Common Stock shall have the following voting rights:

                         (a) At every annual or special meeting of the
stockholders of the Corporation or at any other time that any matter is submitted to a vote or for the consent of the stockholders, every holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock standing in such holder's name on the books of the Corporation; provided, however, that, except as otherwise required by law, holders of Class A Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

     (b) The holders of shares of Class C Common Stock shall not be entitled to vote at any annual or special meeting of the stockholders of the Corporation or at any other time that any matter is submitted to a vote or for the consent of the stockholders, except to the extent required by law.

                    3. Upon liquidation, dissolution, winding up or insolvency of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential amounts to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock and Class C Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation.

C. I. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series of Preferred Stock and, except to the extent that subdivision II below designates an initial series of Preferred Stock and fixes the powers, preferences and relative, participating, optional or other special rights of shares of, and the qualifications, limitations or restrictions of, such initial series, and subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of, or providing for a change in the number of, shares of any particular series and by filing a certificate pursuant to the DGCL, to establish or change the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional or other special rights of shares of, and the qualifications, limitations or restrictions of, each such series.

         The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           1. The number of shares constituting that series and
the distinctive designation of that series;

                           2. The dividend rate on the shares of that series,
whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable on any other class or classes or series of stock;

                           3. Whether that series shall have voting rights, in
addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                           4. Whether that series shall have conversion or
exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

                           5. Whether or not the shares of that series shall be
redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           6. Whether that series shall be entitled to the
benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;


                           7. The right of the shares of that series to the
benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or any other series) and upon payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation,

                           8. The right of the shares of that series in the
event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

                           9. Any other relative, participating, optional or
other special rights, qualifications, limitations or restrictions of that series.

                           C. II. The designation, powers, preferences and
relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions of, the initial series of Preferred Stock, to consist of Fifteen Million (15,000,000) shares of Preferred Stock, shall be as follows:

                           1. Designation. The designation of the initial series
                              -----------
of Preferred Stock shall be "Series A Convertible Preferred Stock, par value $.01 per share" ("Series A Convertible Preferred Stock").


                           2. Conversion. Each holder of record of a share of
                              ----------
Series A Convertible Preferred Stock may at any time or from time to time, in such holder's sole discretion and at such holder's option, convert any whole number or all of such holder's shares of Series A Convertible Preferred Stock into fully paid and nonassessable shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Series A Convertible Preferred Stock surrendered for conversion. Following the occurrence of a Recapitalization, each share of Series A Convertible Preferred Stock shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which the holder of such share of Series A Convertible Preferred Stock would have been entitled to receive if such holder had converted such share into Class A Common Stock immediately prior to such Recapitalization. Adjustments to the conversion rate shall similarly apply to each successive Recapitalization.

                 Any such conversion may be effected by the holder of Series A Convertible Preferred Stock by surrendering such holder's certificate or certificates for the shares of Series A Convertible Preferred Stock to be converted, duly endorsed, at the office of the Corporation or the office of any transfer agent for the Class A Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of such shares of Series A Convertible Preferred Stock. Promptly thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be made at the close of business on the date of such surrender and the person entitled to receive the shares of Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

                         3. Voting Rights. The holders of shares of Series A
                            -------------
Convertible Preferred Stock shall not be entitled to vote at any annual or special meeting of the stockholders of the Corporation or at any other time that any matter is submitted to a vote or for the consent of the stockholders. So long as any shares of the Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of a majority of the total number of shares of the Series A Convertible Preferred Stock at the time outstanding, voting separately as a class, alter or change any or all of the rights, preferences, privileges and restrictions granted to or imposed upon the Series A Convertible Preferred Stock or increase or decrease the authorized number of shares of Series A Convertible Preferred Stock.


                         4. Dividends. The holders of shares of Series A
                            ---------
Convertible Preferred Stock shall receive dividends and distributions of the Corporation ratably with the holders of shares of Class A Common Stock and Class C Common Stock.

                         5. Liquidation, Dissolution, Winding Up or Insolvency.
                            --------------------------------------------------
In the event of any liquidation, dissolution, winding up or insolvency of the Corporation, whether voluntary or involuntary, before any distribution or payment is made to any holders of shares of Class A Common Stock and Class C Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Convertible Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated in the future to be senior to, or on a parity with, the Series A Convertible Preferred Stock with respect to liquidation preferences, the holders of Series A Convertible Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of capital stock of all classes whether such assets are capital, surplus or earnings ("Available Assets"), an amount equal to $9.5248159 per share of Series A Convertible Preferred Stock, together with the amount of any accrued or capitalized dividends in respect thereof (the "Liquidation Preference"). After payment in full to the holders of Series A Convertible Preferred Stock of the Liquidation Preference, holders of the Series A Convertible Preferred Stock shall, as such, have no right or claim to any of the remaining Available Assets.

Text of proposed amended Article Tenth:
--------------------------------------


TENTH:  The Corporation elects to be governed by Section 203 of the DGCL.



Text of proposed new Article Thirteenth:
---------------------------------------


THIRTEENTH: Notwithstanding any provisions of Section 228 of the DGCL, no corporate action of stockholders without a meeting of stockholders shall be taken by less than unanimous written consent of the stockholders of the Corporation.

                                                                       Exhibit C

               Section 203 of the Delaware General Corporation Law

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

(a) Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

(1) prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(3) at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder.

(b) The restrictions contained in this section shall not apply if:

(1) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by this section;

(2) the corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of the effective date of this section, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors.

(3) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section, provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (i) has never had a class of voting stock that falls within any of the three categories set out in subsection (b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto to be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

(4) the corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

(5) a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and (ii) would not, at any time within the 3 year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

(6) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph
(7) of this subsection (b); and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to section 251
(f) of the chapter, no vote of the stockholders of the corporation is required);
(y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less then 20 days notice to all interested stockholders prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph; or

(7) The business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any paragraphs (1) through (4) of this subsection
(b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b).

Notwithstanding paragraphs (1), (2), (3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section; provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

(c) As used in this section only, the term:

(1) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(2) "associate," when used to indicate a relationship with any person, means (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock, (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(3) "business combination," when used in reference to any corporation and any interested stockholder of such corporation, means:

(i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

(iii) any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such, (B) pursuant to a merger under Section 251(g) of this title; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such, (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock, or (E) any issuance or transfer of stock by the corporation, provided however, that in no case under (C)-(E) above shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

(iv) any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) above) provided by or through the corporation or any direct or indirect majority owned subsidiary.

(4) "control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(5) "interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or
(ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (I) continued to own shares in excess of such 15% limitation or would have but for action by the corporation or (II) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in (A) above by gift, inheritance or in a transaction in which no consideration was exchanged; or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein in the result of action taken solely by the corporation provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(6) "person" means any individual, corporation, partnership, unincorporated association or other entity.

(7) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(8) "Voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

(9) "owner" including the terms "own" and "owned" when used with respect to any stock means a person that individually or with or through any of its affiliates or associates:

(i)  beneficially owns such stock, directly or indirectly; or

(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or
(B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(d) No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section a greater vote of stockholders than that specified in this section.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section. (Last amended by Ch. 79, L. '95, eff. 7-1-95.)

                                                                       Exhibit D

                        XM SATELLITE RADIO HOLDINGS INC.

                             1998 SHARES AWARD PLAN
                   (AS AMENDED, INCLUDING PROPOSED AMENDMENTS)

                          Effective as of June 16, 1998

                        XM Satellite Radio Holdings Inc.
                             1998 Shares Award Plan
                                  (as amended)

                                  INTRODUCTION

      XM Satellite Radio Holdings Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "XM 1998 Shares Award Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Phantom Stock Awards, Stock Appreciation Rights, Restricted Stock Awards and Other Stock-Based Awards. Subject to the terms of the Plan, the Plan shall become effective on June 16, 1998.

      The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's shareholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                   DEFINITIONS

     For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

     (a) "Affiliate" shall mean (i) any parent, including American Mobile
          ---------
Satellite Corporation and any other entity which owns directly or indirectly at least 50% of the total combined voting power of all classes of stock of the Corporation and (ii) any entity in which the Corporation directly or indirectly owns at least 50% of the total combined voting power of all classes of stock.

     (b) "Award" shall mean any award to a participant of an Option, Stock
          -----
Appreciation Right, Phantom Share, Restricted Stock or any other stock-based award under the Plan.

     (c) "Award Agreement" shall mean the written agreement, executed by an
          ---------------
appropriate officer of the Corporation, pursuant to which an Award is granted.

     (d) "Board of Directors" shall mean the Board of Directors of the
          ------------------
Corporation.

     (e) "Change of Control" shall have the meaning set forth in Section 11(d)
          -----------------
hereof.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, and
          ----
the rules and regulations thereunder.

     (g) "Committee" shall mean the Board of Directors of the Corporation or any
          ---------
committee of two or more Non-Employee Directors (as defined under Rule 16b promulgated under the Exchange Act) designated by the Board of Directors to serve as the Committee.

     (h) "Consultant" shall mean an individual or entity who is in a consulting
          ----------
relationship with the Corporation or any parent or subsidiary of the Corporation.

     (i) "Corporation" shall mean XM Satellite Radio Holdings Inc., a Delaware
          -----------
corporation.

     (j) "Employee" shall mean a common-law employee of the Corporation or of
          --------
any Affiliate.

     (k) "Equivalent Award" shall mean, in connection with a Change of Control,
          ----------------
a continuation of the Award by the Corporation to a Participant, an agreement by the person(s) acquiring the Corporation that to honor or assume the Award following the Change of Control, or the substitution of a new Award with an inherent value equivalent to that of the original Award and on terms at least as beneficial to the Participant as those contained in the Participant's original Award Agreement.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended, and the rules and regulations thereunder.

     (m) "Fair Market Value" of the Corporation's Common Shares on a Trading Day
          -----------------
shall mean the last reported sale price for Common Shares or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Shares for such Trading Day, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, the closing sale price of the Common Shares or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Shares, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Shares are not listed on NASDAQ or a comparable system, the average of the bid and asked prices of the Common Shares or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc., who make a market in the Common Shares selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Shares are listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Shares was effected on such exchange on such business day, or, if the Common Shares are not listed on any national securities exchange but are traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "broker-dealer" quoted both a bid and asked price for the Common Shares (if a broker-dealer quoted only a bid or only an asked price for such day, such day will not be a Trading Day). In the event the Corporation's Common Shares are not publicly traded, the Fair Market Value of such Common Shares shall be determined by the Committee in good faith and in its sole discretion.

     (n) "Good Cause" shall mean, with respect to any Participant, the meaning
          ----------
of such term as set forth in the employment agreement between the Corporation (or any Affiliate) and the Participant or, in the event there is no such employment agreement (or if any such employment agreement does not contain such a definition), such term shall mean (i) willful or gross misconduct or willful or gross negligence in the performance of his or her duties for the Corporation or any Affiliate, (ii) neglect of his or her duties for the Corporation or any Affiliate after written notice and opportunity to cure, (iii) dishonesty, fraud, theft, embezzlement or misappropriation of funds, properties or assets of the Corporation or of any Affiliate, (iv) conviction of a felony, (v) a direct or indirect material breach of the terms of any agreement with the Corporation or any Affiliate or (vi) acting in a manner or making any statements which the Committee reasonably determines to have a material adverse effect on the reputation, operations, prospects or business relations of the Company or its Affiliates.

     (o) "Incentive Stock Option" shall mean a right to purchase Shares from the
          ----------------------
Corporation that is granted under Section 5 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (p) "Non-Employee Director" shall mean a member of the Board of Directors
          ---------------------
who is not a full-time employee of the Corporation.

     (q) "Non-Qualified Stock Option" shall mean a shares option which does not
          --------------------------
satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

     (r) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
          ------
Option.

     (s) "Optionee" shall mean a Participant who is granted an Option under the
          --------
terms of the Plan.

     (t) "Other Stock-Based Award" shall mean any right granted under Section 9
          -----------------------
of the Plan.

     (u) "Participant" shall mean any Employee, Consultant or Non-Employee
          -----------
Director participating under  the Plan.

     (v)  "Phantom Share" shall mean a hypothetical Share which is cancelled by
           -------------
the delivery of an actual Share or, in the discretion of the Corporation, by the payment of cash (or a combination of cash and Shares) in an amount equal to the Fair Market Value of a Share on the date of surrender.

     (w)  "Plan" shall mean this XM 1998 Shares Award Plan as the same shall be
           ----
amended, revised or terminated from time to time.

     (x)  "Restoration Option" shall mean an Option granted under Section 5(f).
           ------------------

     (y)  "Restricted Stock" shall mean any Share granted under Section 7 of the
           ----------------
Plan.

     (z)  "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations thereunder.

     (aa) "Share" shall mean a share of the Class A common stock, par value $.01
           -----
per share, of the Corporation, or such other securities of the Corporation as may be designated by the Committee from time to time.

     (bb) "Stock Appreciation Right" shall mean any right granted under Section
           ------------------------
6 of the Plan.

                                    SECTION 1
                                 ADMINISTRATION

         The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section 4 of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee as a whole.

                                    SECTION 2
                                SHARES AVAILABLE

Subject to the adjustments provided in Section 11 of the Plan, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 13,400,000 shares. The Shares underlying Awards shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited without the delivery of Shares. Shares granted to satisfy Awards under the Plan may be authorized and unissued shares, issued Shares held in the Corporation's treasury or Shares acquired on the open market. The maximum number of Shares with respect to which Awards may be granted under the Plan to any individual in any calendar year shall be equal to 1,000,000 Shares.

                                    SECTION 3
                                   ELIGIBILITY

         All (i) Employees who are regularly employed, (ii) Consultants and
(iii) Non-Employee Directors shall be eligible to participate in the Plan.

                                    SECTION 4
                             AUTHORITY OF COMMITTEE

     The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with applicable law, and shall otherwise have the sole and exclusive authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section 12 hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all persons. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine, without limitation, the persons to whom Awards shall be granted, the times when Awards shall be granted, the number of Shares subject to any Awards, the terms of Awards, any other restrictions, including any vesting requirements, and the other provisions thereof (which need not be identical with respect to each Award). In addition, the authority of the Committee shall include, without limitation, the following with respect to an Award of an Option:

     (a) Financing. The arrangement of temporary financing for a Participant by
         ---------
registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting a Participant in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

     (b) Procedures for Exercise of Option. The establishment of procedures for
         ---------------------------------
a Participant (i) to exercise an Option by payment of cash or (ii) with the consent of the Committee, (A) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as will be paid in respect of fractional shares, shall equal the Option exercise price of the total number of Shares to be acquired, (B) to exercise all or a portion of an Option by delivering that number of Shares already owned by him or her having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Participant to deliver the Shares thus acquired by him or her in payment of Shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that a Participant can in sequence utilize such newly acquired shares of Common Shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares or (C) to engage in any form of "cashless" exercise.

     (c) Withholding. The establishment of a procedure whereby a number of
         -----------
Shares may be withheld from the total number of Shares to be issued upon exercise of an Award or for the tender of Shares owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise.

                                    SECTION 5

                                  SHARE OPTIONS

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have
         -----
sole and complete discretion and authority to determine the Employees, Consultants and Non-Employee Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the discretion and authority to grant Incentive Stock Options (but only to Employees who meet the requirements of Section 422(a)(2) of the Code), Non-Qualified Stock Options, and any combination thereof (provided that Incentive Stock Options shall be granted only to Employees who meet the requirements of Section 422(a)(2) of the Code). In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

     (b) Exercise Price. Subject to the requirement set forth in Section 5(a)
         --------------
with respect to Incentive Stock Options, the Committee in its sole discretion shall establish the exercise price at the time each option is granted. The exercise price shall be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

     (c) Term. Subject to the provisions of the Plan, the term of any Option
         ----
granted hereunder shall be not more than 10 years from the date of grant.

     (d) Exercisability. Except as provided in Section 5(e) hereof, each Option
         --------------
shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase Shares shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. Notwithstanding the above, no Option shall be exercisable by a Participant until he or she has fully repaid any and all loans made to him or her by the Corporation (or by any parent or subsidiary of the Corporation); provided, however, that a repayment (whether in the form of cash or Shares) made
--------  -------
contemporaneously with an exercise of an Option granted hereunder (including a repayment in the form of withholding on Shares to be received upon the exercise of such Option) shall be considered to have occurred prior to such Option exercise.

     (e) Payment of Exercise Price. The price per share of Shares with respect
         -------------------------
to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the methods set forth in Sections 4(a) or (b) hereof, as determined by the Participant and approved by the Committee. Common Shares delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Shares on the date preceding the date of the exercise of the Option.

     (f) Restoration Options. In the event that any Participant delivers Shares
         -------------------
in payment of the exercise price of any Option granted hereunder, or in the event that the withholding tax liability arising upon exercise of any such Option by a Participant is satisfied through the withholding by the Corporation of Shares otherwise deliverable upon exercise of the Option, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered or withheld upon exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value as of the date of grant of such Restoration Option and such other terms and conditions as the Committee in its sole discretion shall determine.

                                    SECTION 6
                            STOCK APPRECIATION RIGHTS

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have
         -----
sole and complete discretion and authority to determine the eligible persons to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant and shall have a grant price as determined by the Committee on the date of grant.

     (b) Exercise and Payment. A Stock Appreciation Right shall entitle the
         --------------------
Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right that is not related to an Incentive Stock Option and that can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

     (c) Other Terms and Conditions. Subject to the terms of the Plan and any
         --------------------------
applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                                    SECTION 7
                                RESTRICTED STOCK

         (a) Grant. Subject to the provisions of the Plan, the Committee shall
             -----
have sole and complete discretion and authority to determine the eligible persons to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, if any, and the conditions under which, the Restricted Stock may be forfeited to the Corporation, and the other terms and conditions of such Awards.

         (b) Transfer Restrictions. Shares of Restricted Stock may not be sold,
             ---------------------
assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Corporation. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Corporation shall deliver such certificates to the Participant or the Participant's legal representative.

         (c) Dividends and Distributions. Dividends and other distributions paid
             ---------------------------
on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

                                    SECTION 8
                                 PHANTOM SHARES

         (a) Grant. Subject to the provisions of the Plan, the Committee shall
             -----
have sole and complete discretion and authority to determine the eligible persons to whom Phantom Shares shall be granted, the number of Phantom Shares to be granted to each Participant, the duration of the period during which, and the conditions under which, the Phantom Shares may be forfeited to the Corporation and the other terms and conditions of such Awards.

         (b) Surrender. Each Award Agreement with respect to a Phantom Stock
             ---------
Unit shall specify the date on which the Phantom Stock Unit shall be surrendered, and thereby cancelled by delivery of a Share with respect thereto, subject to such terms and conditions as the Committee may specify, in its sole discretion, in the applicable Award Agreement or thereafter. The date on which the Phantom Shares shall be surrendered may be accelerated upon the occurrence of certain events, as determined by the Committee in its sole discretion and as set forth in the applicable Award Agreement.

         (c) Dividends and Distributions. Payments may be made to Participants
             ---------------------------
who have been awarded Phantom Shares in an amount equal to dividends and other distributions paid on or in respect of an equivalent number of Shares. Such payments may be paid directly to the Participant or may be reinvested in additional Phantom Shares, as determined by the Committee in its sole discretion.

                                    SECTION 9
                            OTHER STOCK-BASED AWARDS

         The Committee shall have the discretion and authority to grant to eligible persons an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 5 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities or rights convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

                                   SECTION 10
                             TERMINATION OF SERVICES

         The following provisions shall apply in the event that the Participant ceases to provide services to the Corporation or any Affiliate, either as an Employee, a Consultant or a Non-Employee Director, unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

         (a)  Non-Qualified Stock Options and Stock Appreciation Rights.
              ---------------------------------------------------------

              (i)   Upon Termination of Services as Employee or Consultant. The
                    ------------------------------------------------------
Participant's right to exercise any Non-Qualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, as set forth in the Award Agreement. The exercise periods and rights to acceleration, if any, in the event of termination of employment, including for Good Cause, or upon death, total and permanent disability or retirement, or as a result of a change of control or otherwise shall be as set forth in the Award Agreement as determined by the Committee in its sole discretion.

              (ii) For purposes of determining whether a Participant's employment or consulting relationship has terminated, a Participant who is both an Employee (or Consultant) and a director of the Corporation or any Affiliate shall be considered to have terminated his or her employment or consulting relationship only upon his or her termination of service both as an Employee (or Consultant) and as a director.

         (b)  Incentive Stock Options.
              -----------------------

              (i) Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Corporation terminates for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Non-Qualified Stock Option (except to the extent otherwise provided by Section 421 or Section 422 of the Code), and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 10(a) of the Plan, provided that in the event that employment terminates because of death or the Participant dies in such 90-day period, the option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder. Notwithstanding the forgoing, if a Participant's employment is terminated by the Corporation or by any Affiliate for Good Cause or as otherwise set forth in the Award Agreement, then the Participant shall immediately forfeit his or her rights to exercise any and all of outstanding Options or Stock Appreciation Rights theretofore granted to him or her.

              (ii) For purposes of determining whether a Participant's employment or consulting relationship has terminated, a Participant who is both an Employee (or Consultant) and a director of the Corporation or any Affiliate shall be considered to have terminated his or her employment or consulting relationship only upon his or her termination of service both as an Employee (or Consultant) and as a director.

         (c)  Restricted Stock. Except as otherwise determined by the Committee
              ----------------
at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Corporation at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

         (d)  Phantom Shares and Other Stock-Based Awards. Upon termination of a
              -------------------------------------------
Participant's employment or consulting relationship with the Corporation for any reason, the Participant who has been granted Phantom Shares or Other Stock-Based Awards under the Plan shall surrender such Awards, and such Awards shall either be cancelled or shall be paid as determined by the Committee at the time of grant and as set forth in the relevant Award Agreement.

                                   SECTION 11
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

         (a)  Recapitalization, Etc. In the event there is any change in the
              ---------------------
common shares of the Corporation by reason of any stock dividend, stock split, adoption of stock rights plans, split-ups, split-offs, spin-offs, liquidations, combination or exchanges of shares, recapitalizations, mergers, consolidations or reorganizations of or by the corporation or any distribution to common stockholders other than ordinary cash dividends, there shall be substituted for or added to each Share theretofore appropriated or thereafter subject, or which may become subject, to any Award, the number and kind of shares or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged, or to which each such Share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

         (b)  Merger or Consolidation of Corporation. Upon (i) the merger or
              --------------------------------------
consolidation of the Corporation with or into another corporation (pursuant to which the shareholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Awards granted hereunder or (2) the substitution of new awards for Awards granted hereunder, or for the assumption of such Awards by the surviving corporation or
(ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation, the holder of any such Award theretofore granted and still outstanding (and not otherwise expired) who satisfies such other requirements, if any, that may be required by the Committee and set forth in the related Award Agreement, shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets of the Corporation to exercise such Awards in whole or in part without regard to any installment provision regarding exercisability that may have been made part of the terms and conditions of such Awards. The Corporation, to the extent practicable, shall give advance notice to affected Participants of such merger, consolidation, dissolution, liquidation or sale of assets of the Corporation. All such Awards which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets of the Corporation.

         (c)  Change of Control of the Corporation. Notwithstanding the
              ------------------------------------
foregoing, if a Change of Control occurs during the period commencing on the date of grant of an Award and terminating on the date of expiration of the Award, the Participant shall be entitled to receive an Equivalent Award. If, despite the best efforts of the Corporation, the Participant cannot receive an Equivalent Award in connection with such Change in Control, (i) the Participant shall be entitled to receive immediately prior to such Change in Control, in exchange for his or her Award, cash in an amount equal to the excess of the highest price paid for a Share in connection with the Change of Control over the exercise price per Share under the Award, multiplied by the total number of Shares subject to the Award, including all Shares with respect to which the Award has not yet become exercisable under the provisions of the Plan but excluding any Shares with respect to which the Award has previously been exercised or (ii) if the Participant is an insider who would be subject to suit under Section 16(b) of the Exchange Act if the Participant were to receive the cash payment described above, the Award may be exercised by the Participant in full beginning on the date two weeks before such Change of Control. If the Participant receives an Equivalent Award in connection with a Change of Control, and the Optionee's employment with the Corporation or an Affiliate is terminated within one year following the Change of Control by reason of involuntary termination, the Equivalent Award may be exercised in full beginning on the date of such termination if and for such period as the Committee, in its sole discretion, shall determine.

         (d)  Definition of Change of Control of the Corporation. A "Change of
              --------------------------------------------------
Control" shall be deemed to have occurred if (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Corporation, is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding securities; or
(ii)
individuals who at the beginning of any two-year period constitute the Board, plus new directors of the Corporation whose election or nomination for election by the Corporation's shareholders is approved by a vote of at least two-thirds of the directors of the Corporation still in office who were directors of the Corporation at the beginning of such two-year period, cease for any reason during such two-year period to constitute at least two-thirds of the members of the Board; or (iii) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the shareholders of the Corporation approve a plan of complete liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. Notwithstanding anything herein to the contrary, in no event shall (A) an initial public offering of the Corporation, (B) any change in the percentage ownership of the Corporation by American Mobile Satellite Corporation or its affiliates, or (C) a private placement of less than $150,000,000 be deemed to constitute a Change of Control hereunder.

                                   SECTION 12
                            MISCELLANEOUS PROVISIONS

          (a)     Administrative  Procedures.  The Committee may establish any
                  --------------------------
procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

          (b)     Investment Representation.  With respect to Shares received
                  -------------------------
pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

          (c)     Withholding Taxes.  The Corporation shall have the right to
                  -----------------
deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Shares upon the exercise of an Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of Shares or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of Shares having a value equivalent to such cash amount, or by use of any available procedure as described under
Section 4(c) hereof.

          (d)     Compliance with Applicable Law and Regulations.  The adoption
                  ----------------------------------------------
of the Plan and the grant and exercise of the Awards thereunder shall be subject to receipt of all required regulatory approvals, including without limitation any required approvals of the Federal Communications Commission. Should any provision of the Plan that is intended to comply with the provisions of Rule 16b-3 under the Exchange Act at the date of the adoption of the Plan by the Board not be necessary for such compliance, or become no longer necessary for such compliance, such provision of the Plan shall have no force or effect under the Plan as of the date that such provision is not required for the purpose of satisfying the provisions of Rule 16b-3 under the Exchange Act.

          (e)     Costs and Expenses.  The costs and expenses of administering
                  ------------------
the Plan shall be borne by the Corporation and shall not be charged against any Award or to any employee receiving an Award.

          (f)     Funding of Plan.  The Plan shall be unfunded. Neither the
                  ---------------
Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Award. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

         (g)      Other Incentive Plans.  The adoption of the Plan does not
                  ---------------------
preclude the adoption by appropriate means of any other incentive plan for employees.

         (h)      Plurals.  Where appearing in the Plan, singular terms shall
                  -------
include the plural, and vice versa, unless the context clearly indicates a different meaning.

         (i)      Headings.  The headings and sub-headings in the Plan are
                  --------
inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

         (j)      Severability.  In case any provision of the Plan shall be held
                  ------------
illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         (k)      Liability and Indemnification.  (i) Neither the Corporation
                  -----------------------------
nor any Affiliate shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

                  (ii) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, the Plan, the Corporation, each Affiliate and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Affiliate, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

         (l)      Cooperation of Parties. All parties to the Plan and any person
                  ----------------------
claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which the Committee deems necessary or desirable for carrying out the Plan or any of its provisions.

         (m)      Governing Law.  All questions pertaining to the validity,
                  -------------
construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware.

         (n)      Nonguarantee of Employment or Consulting Relationship. Nothing
                  -----------------------------------------------------
contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Affiliate) and any Employee or Participant, as a right of any Employee or Participant to be continued in the employment of (or in a consulting relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its Employees or Consultants, at any time, with or without cause.

         (o)      Notices.  Each notice relating to the Plan shall be in writing
                  -------
and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at c/o General Counsel, 1250 23rd Street, N.W., Suite 57, Washington, D.C. 20037. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

         (p)      Written Agreements.  Each Award shall be evidenced by a signed
                  ------------------
Award Agreement between the Corporation and the Participant containing the terms and conditions of the Award.


                                   SECTION 13
                        AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time except that no amendment, suspension or termination of the Plan shall alter or impair any Award previously granted under the Plan without the consent of the holder thereof. Any provision of the Plan or any Award Agreement notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal to the Fair Market Value of such cancelled Award.

                                   SECTION 14
                                  TERM OF PLAN

     The Plan shall automatically terminate on the day immediately preceding the tenth anniversary of the date the Plan was adopted by the Board of Directors, unless sooner terminated by the Board of Directors. No Award may be granted under the Plan subsequent to the termination of the Plan.

                                   SECTION 15
                                 EFFECTIVE DATE

     The Plan shall become effective as of June 16, 1998, the date as of which it was approved by the Board of Directors.

                                    * * * * *

     The Plan was duly adopted and approved by the Board on June 16, 1998, and was duly adopted and approved by the stockholders of the Corporation on June 16, 1998. The Board duly adopted certain amendments to the Plan on February 3, 1999 and June 6, 1999. The Board duly adopted certain amendments to the Plan on July 8, 1999, including an amendment to increase the number of authorized Shares under the Plan; the stockholders of the Company approved the amendment for such increase in the number of authorized Shares on July 8, 1999. The Board duly adopted certain amendments to the Plan on March 9, 2000, including an amendment to increase the number of authorized Shares under the plan; the stockholders of the Company approved the amendment for such increase in the number of authorized Shares on May 31, 2000. The Board duly adopted certain amendments to the Plan on January 11, 2001, including an amendment to increase the number of authorized Shares under the plan; the stockholders of the Company approved the amendment for such increase in the number of authorized Shares on May 24, 2001. The Board duly adopted certain amendments to the Plan on March 14, 2002, including an amendment to increase the member of authorized Shares under the Plan; the stockholders of the Company approved the amendments on May 23, 2002.

                                         /s/ Joseph M. Titlebaum
                                         -----------------------------------
                                         Joseph M. Titlebaum
                                         XM Satellite Radio Holdings Inc.
                                         Senior Vice President,
                                         General Counsel and Secretary

                                      PROXY

                        XM SATELLITE RADIO HOLDINGS INC.

                           1500 Eckington Place, N.E.
                             Washington, D.C. 20002

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Joseph Titlebaum and Hugh Panero, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of XM Satellite Radio Holdings Inc. held of record by the undersigned on April 5, 2002 at the Annual Meeting of Stockholders to be held on May 23, 2002 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                     SIDE

[X]     Please mark
        votes as in
        this example


1.  Election of Directors, Nominees:

    (01) Gary M. Parsons, (02) Hugh Panero, (03) Nathaniel A. Davis, (04) Thomas J. Donohue, (05) Chester A. Huber, Jr., (06) Randall T. Mays, (07) Pierce J. Roberts, Jr., (08) Jack Shaw

                           FOR                                 WITHHELD
                           ALL                                 FROM ALL
                        NOMINEES    [_]                        NOMINEES      [_]

[_]_____________________________________________________________________________
For all nominees except those nominees whose number is noted above

                                                                                   FOR        AGAINST       ABSTAIN
2. Approve the anti-takeover amendments to the Restated Certificate of             [_]          [_]           [_]
Incorporation.

                                                                                   FOR        AGAINST       ABSTAIN
3. Approve the amendment to the Restated Certificate of Incorporation to           [_]          [_]           [_]
provide that any amendments to the Restated Certificate of Incorporation relating solely to the terms of any outstanding series of preferred stock would require the approval only of the holders of the series of preferred stock affected by such amendments.

                                                                                   FOR        AGAINST       ABSTAIN
4. Approve the amendment to the Restated Certificate of Incorporation to           [_]          [_]           [_]
adjust the number of the authorized shares of Class A common stock and Class
C common stock and to eliminate the Class B common stock.

                                                                                   FOR        AGAINST       ABSTAIN
5. Approve the amended XM Satellite Radio Holdings Inc. 1998 Shares Award          [_]          [_]           [_]
Plan.

                                                                                   FOR        AGAINST       ABSTAIN
6. Ratify the appointment of KPMG LLP as independent auditors.                     [_]          [_]           [_]

7. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:_________________________               Date:_________________________

Signature:_________________________               Date:_________________________